UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

UNION BANKSHARES CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Union Bankshares Corporation
Richmond, Virginia
March 20, 2019
Dear Fellow Shareholders:
You are cordially invited to attend the Annual Meeting of Shareholders of Union Bankshares Corporation. The meeting will be held on Thursday, May 2, 2019 at 10:00 a.m. at The Westin Richmond, which is located at 6631 West Broad Street, Richmond, Virginia. Directions to the meeting site may be found on the back cover of the attached proxy statement.
Shareholders will be asked:
1.
to elect seven Class II directors to serve until the 2022 annual meeting of shareholders, or until their mandatory retirement date, whichever date is earlier;

2.
to elect one Class I director to serve until the 2021 annual meeting of shareholders;

3.
to amend the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation”;

4.
to amend the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock;

5.
to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

6.
to approve, on an advisory (non-binding) basis, the Company’s executive compensation; and

7.
to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You will find information regarding these matters in the proxy statement.
You may vote your shares by Internet, telephone or regular mail, or in person at the Annual Meeting. On or about March 20, 2019, we mailed our shareholders a notice containing instructions on how to obtain the proxy statement and the 2018 Annual Report to Shareholders on the Internet and how to vote their shares over the Internet. You may read, print and download the proxy statement and 2018 Annual Report to Shareholders at http://www.edocumentview.com/UBSH. You may request paper copies of these materials as well by following the instructions on the notice. If you receive a proxy card, it also contains instructions regarding how to vote by Internet, telephone, regular mail or in person at the Annual Meeting.
At the Annual Meeting, we will report to you about the condition and performance of Union Bankshares Corporation, its subsidiaries, and affiliates. You will have an opportunity to question management or directors about matters that affect the interests of all shareholders. We hope you will join us at the reception following the meeting.
Your vote is very important. Please take the time to vote now so that your shares are represented at the meeting. We value your continued support and loyalty.
Very truly yours,
John C. Asbury
President and Chief Executive Officer

Union Bankshares Corporation
1051 East Cary Street, Suite 1200
Richmond, Virginia 23219
NOTICE OF ANNUAL MEETING
The Annual Meeting of Shareholders of Union Bankshares Corporation (the “Company”) will be held on Thursday, May 2, 2019 at 10:00 a.m. at The Westin Richmond, 6631 West Broad Street, Richmond, Virginia, for the following purposes:
1.
to elect seven Class II directors to serve until the 2022 annual meeting of shareholders, or until their mandatory retirement date, whichever date is earlier;

2.
to elect one Class I director to serve until the 2021 annual meeting of shareholders;

3.
to amend the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation”;

4.
to amend the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock;

5.
to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

6.
to approve, on an advisory (non-binding) basis, the Company’s executive compensation; and

7.
to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Information about these matters may be found in the attached proxy statement.
All shareholders of record of the Company’s common stock at the close of business on March 8, 2019 are entitled to notice of and to vote at the meeting and any adjournments thereof.
YOUR VOTE IS IMPORTANT. YOU HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE, OR THE INTERNET. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE INDICATE YOUR VOTE BY SUBMITTING YOUR PROXY.
YOU MAY SUBMIT YOUR PROXY AND VOTE YOUR SHARES:
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BY EXECUTING AND RETURNING THE PROXY CARD AS DIRECTED ON THE PROXY CARD; OR

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BY VOTING BY TELEPHONE OR OVER THE INTERNET. TO VOTE BY TELEPHONE, SIMPLY USE THE INSTRUCTIONS ON THE PROXY CARD. TO VOTE BY INTERNET, SIMPLY USE THE INSTRUCTIONS ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY RECEIVED IN THE MAIL.

IF YOU decide to ATTEND the annual meeting IN PERSON, YOU may withdraw YOUR proxy and vote personally on any matter properly brought before the annual meeting.

If your shares of the Company’s common stock are held by a broker, bank or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name.” The Company provided its proxy materials to the shareholder of record for distribution to you along with their voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. If you plan to vote in person at the Annual Meeting and your shares are held by your bank, broker or other shareholder of record, you should contact that organization to obtain a legal proxy or broker’s proxy card and bring it to the meeting as proof of your authority to vote the shares.
By Order of the Board of Directors,
Rachael R. Lape
General Counsel/Corporate Secretary
March 20, 2019

UNION BANKSHARES CORPORATION PROXY STATEMENT
i

Union Bankshares Corporation
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 2, 2019
GENERAL
The Board of Directors of Union Bankshares Corporation (the “Company”) is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2019 Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 2, 2019 at the time and place set forth in the accompanying notice of annual meeting of shareholders. The proxies also may be voted at any adjournments or postponements of such meeting.
The mailing address of the Company’s principal executive offices is 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219.
This proxy statement is being furnished to shareholders beginning on March 20, 2019. In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company is furnishing this proxy statement over the Internet to its shareholders. Most of the Company’s shareholders will not receive printed copies of the proxy statement; instead, most shareholders will receive the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 2, 2019 (the “Notice of Internet Availability”), which contains instructions on how to access the proxy materials over the Internet and vote shares. The Notice of Internet Availability was first mailed to shareholders on March 20, 2019. By furnishing proxy materials over the Internet, the Company is able to reduce the printing and mailing costs of this solicitation and help conserve natural resources. If you receive the Notice of Internet Availability but would still like to receive paper copies of the proxy materials, please follow the instructions on the Notice of Internet Availability. Shareholders may vote over the Internet, by telephone or mail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 2, 2019

A complete set of proxy materials relating to the Annual Meeting is available on the Internet. These materials, including the notice of annual meeting, proxy statement, proxy card, and the 2018 Annual Report & Form 10-K (the “2018 Annual Report to Shareholders”), may be viewed at: http://www.edocumentview.com/UBSH.

Voting and Revocation of Proxies
All properly executed written proxies and all properly completed proxies submitted by telephone or Internet pursuant to this solicitation will be voted in accordance with the directions given in the proxy unless the proxy is revoked prior to the completion of voting at the Annual Meeting. Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has completed and returned a proxy may revoke it by attending the Annual Meeting and voting in person, by submitting a new, valid proxy bearing a later date, by submitting a new, valid later proxy by telephone or Internet, or by submitting written notice of revocation to the Corporate Secretary addressed to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219. Proxies will extend to, and will be voted at, any adjournments or postponements of the Annual Meeting.
If you hold your shares through a bank, broker or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name.” The Company provided its proxy materials to the shareholder of record for distribution to you along with their voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. If your shares are held through a bank, broker or other shareholder of record and you plan to vote in person at the Annual Meeting, you should contact that organization to obtain a legal proxy or broker’s proxy card and bring it to the meeting as proof of your authority to vote the shares. If your shares are held through a bank, broker or other shareholder of record and you wish to revoke your proxy or change your vote, you should contact that organization.
Voting Rights of Shareholders
Only shareholders of record of the Company’s common stock at the close of business on March 8, 2019 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on March 8, 2019, there were 82,016,393 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A majority of the votes entitled to be cast by the holders of the common stock, represented in person or by proxy, will constitute a quorum for the transaction of business.
Each shareholder of record of the Company’s common stock on the record date will be entitled to one vote for each share registered in his or her name with respect to each matter to be voted upon at the Annual Meeting. Shares for which the shareholder of record has elected to abstain or to withhold the proxies’ authority to vote on a matter, and “broker non-votes,” will count toward a quorum.
With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the seven nominees for Class II director, and the one nominee for Class I director, who receive the greatest number of affirmative votes cast at the Annual Meeting, in person or by proxy, even if less than a majority, will be elected directors; therefore, votes withheld and “broker non-votes” will have no effect.
With regard to the proposals to amend the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation” and to increase the number of authorized shares of the Company’s common stock, votes may be cast in favor or against, or shareholders may abstain from voting. Approval of these proposals requires an affirmative vote of a majority of the votes entitled to be cast on the matter. As a result, abstentions will have the same effect as a vote against approval of the proposals.
For all other proposals, votes may be cast in favor or against, or shareholders may abstain from voting. Approval of these other proposals (including the non-binding advisory vote to approve executive compensation and the ratification of the Company’s independent registered public accountant) requires an affirmative vote of a majority of the votes cast on the matter. Although abstentions and “broker non-votes” are counted for purposes of determining the presence or absence of a quorum, they generally do not count as votes cast, and therefore will have no effect on such proposals.
Routine and Non-Routine Proposals
If you own shares that are held in street name, meaning through a broker, bank, or other similar organization, and you do not provide the organization that holds the shares with specific voting instructions then, under applicable rules, the organization that holds the shares may generally vote your shares with respect to “routine” matters but cannot vote on “non-routine” matters. If the organization that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to the shares. This is generally referred to as a “broker non-vote.”
The amendment of the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation” (Proposal No. 3), the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock (Proposal No. 4), and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal No. 5) are considered routine matters under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no “broker non-votes” are expected to occur in connection with Proposals No. 3, 4 and 5. The election of seven Class II directors (Proposal No. 1), the election of one Class I director (Proposal No. 2), and the non-binding advisory vote to approve the Company’s executive compensation (Proposal No. 6) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on these non-routine matters, and therefore “broker non-votes” may occur in connection with Proposals No. 1, 2 and 6.
Solicitation of Proxies
The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by the Company’s Board of Directors (the “Board of Directors” or “Board”) by mail and electronic notice and access to the Internet. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may also be made by mail, telephone, electronic communication or in person by directors, officers and employees of the Company, its subsidiaries or affiliates, none of whom will receive additional compensation for these services. The Company has engaged Regan & Associates, Inc. to assist the Company in the solicitation of proxies for the Annual Meeting for a fee of approximately $25,000 plus expenses.

PROPOSAL 1 — ELECTION OF SEVEN CLASS II DIRECTORS
The Company’s Board of Directors is divided into three classes (I, II and III).
The terms of office for seven Class II directors of the Company, all currently serving as directors, will expire at the Annual Meeting. All such directors have been nominated for election to continue serving as directors in Class II. If elected, each nominee will serve until the 2022 annual meeting of shareholders or his or her mandatory retirement date as established by the Company’s bylaws, whichever date is earlier.
The Company’s bylaws provide that no director may serve on the Board after the annual meeting following his or her 72nd birthday, other than those directors the Board has determined to be exempt from the mandatory retirement provision. The Board believes a mandatory retirement age of 72 allows valuable, experienced directors with deep knowledge of the operations of the Company and a thorough understanding of the Company’s history, policies and objectives to serve without unnecessary early retirement, thereby allowing the Company to be more competitive. Tayloe Murphy, Jr., a Class II nominee for director, is the only director exempt from such provision. If elected, Mr. Murphy will serve until the 2022 annual meeting of shareholders.
L. Bradford Armstrong, a Class II nominee for director, will reach age 72 before the 2020 annual meeting of shareholders. In accordance with the Company’s bylaws, Mr. Armstrong, if elected, will serve until the 2020 annual meeting of shareholders, his mandatory retirement date.
On February 1, 2019, Michael W. Clarke was appointed to the Company’s Board of Directors in connection with the Company’s acquisition of and merger (collectively, the “Merger”) with Access National Corporation (“Access”), to serve as a Class II director until the Annual Meeting. Mr. Clarke’s current term will expire at the Annual Meeting.
The persons named in the accompanying proxy will vote for the election of all of the nominees for Class II director unless authority for a particular nominee is withheld. If for any reason any nominee for Class II director should become unavailable to serve, an event which management does not anticipate, proxies will be voted for such other person(s) as the Board of Directors may designate.
The seven nominees for Class II directors receiving the greatest number of affirmative votes cast, in person or by proxy, at the Annual Meeting will be elected.
Members of the Board of Directors are expected to have the appropriate skills and characteristics necessary to function in the Company’s current operating environment and contribute to its future direction and strategies. These include legal, financial, management and other relevant skills, as well as varying experience, age, perspective, residence, and background.
The Board of Directors believes that each nominee’s qualifications, credentials and business experience, set forth below, provide the reasons why he or she should continue to serve as a director of the Company.
Class II Nominees for Directors (Nominated to serve until the 2022 annual meeting of shareholders or the director’s mandatory retirement date, whichever date is earlier):
John C. Asbury, 53, Richmond, Virginia; Chief Executive Officer (sometimes referred to as “CEO”) of the Company since January 2017 and President since October 2016; Chief Executive Officer of Union Bank & Trust (“Union Bank & Trust” or the “Bank”), the Company’s wholly owned bank subsidiary, since October 2016 and President of Union Bank & Trust from October 2016 until September 2017 and May to September 2018; President and Chief Executive Officer of First National Bank of Santa Fe from February 2015 until August 2016; Senior Executive Vice President and Head of the Business Services Group at Regions Bank from May 2010 until July 2014, after joining Regions Bank in March 2008 as Business Banking Division Executive; Senior Vice President at Bank of America in a variety of roles; received his B.S. degree in Business from Virginia Polytechnic Institute and State University (“Virginia Tech”) and his M.B.A. from The College of William & Mary. Mr. Asbury joined the Company’s Board of Directors in 2016.
L. Bradford Armstrong, 71, Richmond, Virginia; President of Armstrong Partners; Adjunct Faculty at Virginia Commonwealth University (“VCU”) Brandcenter; Visiting Executive Lecturer — The Darden School; Interim Executive Director, VCU Brandcenter from January to September 2018; former Partner and Group Account Director of The Martin Agency, an international advertising agency and marketing services company, from 2007 to 2015 and from 1994 to 2001; former Chairman of the Board of Smart Beginnings Greater Richmond; Board of Directors of Virginia Repertory Theatre; President and Chief Executive Officer of Virginia Performing Arts Foundation, from 2001 to 2006; extensive experience in sales and marketing for more than 35 years; received his B.S. degree in engineering from the University of Virginia and his M.B.A. from its Darden Graduate School of Business. Mr. Armstrong joined the Company’s Board of Directors in 2010.
Michael W. Clarke, 57, Vienna, Virginia; President, CEO and a director of Access from when it was formed in 2002 until the Merger; CEO and a director of Access National Bank from its organization in 1999 until the Merger; President of Access National Bank from its organization in 1999 until June 2016; Chief Credit Officer of Patriot National Bank in Vienna, Virginia from its inception in 1990 until the company was sold in 1997 and United Bank in the same capacity through 1998; Vice President of commercial lending at Crestar Bank in Alexandria, Virginia from 1985 to 1989; served as a director of the Virginia Tech Foundation from 2009 to 2015 and as Chair of its Audit Committee; currently serves on the Board of the Business Finance Group, Inc., an SBA certified development company; received his B.S. degree in finance from Virginia Tech. Mr. Clarke was appointed to the Company’s Board of Directors in February 2019 in connection with the Merger.
Patrick E. Corbin, 64, Chesapeake, Virginia; Managing Shareholder of Corbin & Company, P.C. since 1983 and CPA since 1979; a member of professional organizations including the American Institute of Certified Public Accountants, the Virginia Society of Certified Public Accountants, and the Tidewater Chapter of the Virginia Society of Certified Public Accountants; director and past chairman of the Chesapeake Alliance; designated as “Super CPA” by Virginia Business magazine in the fields of litigation support and business valuation for the years 2002 – 2012; served as Chairman of the Board of Directors of Xenith Bankshares, Inc. (“Xenith”) and was a director of Xenith from 2009 until Xenith was acquired by the Company in 2018 (the “Xenith Merger”); qualifies as an audit committee financial expert under SEC regulations; received his B.S. degree in Accounting from Virginia Tech. Mr. Corbin was appointed to the Company’s Board of Directors in January 2018 in connection with the Xenith Merger.
Daniel I. Hansen, 62, Fredericksburg, Virginia; former Corporate Vice President and Corporate Secretary of DeJarnette & Beale, Inc., Bowling Green, Virginia, an independent insurance agency, for 37 years, until the sale of the business in November 2015; Chairman of the Board of Directors of Union Bank and Trust Company from 2003 to 2007; first elected to the Board of Directors of Union Bank and Trust Company in 1987; also served as a member of the Board of Directors of the Company’s affiliate, Union Mortgage Group, Inc. until October 2018; member of the Board of the Community Foundation of the Rappahannock River Region; received his B.S. degree from Virginia Tech. Mr. Hansen joined the Company’s Board of Directors in 2007.
Jan S. Hoover, 62, Fishersville, Virginia; President of Arehart Associates, Ltd., an accounting services and financial consulting company; more than 39 years of experience providing auditing, accounting, income taxation, and consulting services; qualifies as an audit committee financial expert under SEC regulations; former member of the Board of Directors of StellarOne Bank; received her B.S. degree from the University of Virginia. Ms. Hoover joined the Company’s Board of Directors in 2014.
W. Tayloe Murphy, Jr., 86, Warsaw, Virginia; Attorney; Secretary of Natural Resources of the Commonwealth of Virginia from 2002 to 2006; Delegate of the Virginia General Assembly from 1982 to 2000; first elected to the Board of Directors of Northern Neck State Bank in 1966; serves on the Board of Trustees of The Menokin Foundation (Immediate Past President) and the VCU Rice Rivers Center; Honorary Director of the Board of the Alliance for The Chesapeake Bay; Honorary Trustee, Garden Club of Virginia, and Garden Club of the Northern Neck; former trustee of the Chesapeake Bay Foundation; received his B.A. degree from Hampden-Sydney College and his law degree from the University of Virginia. Mr. Murphy joined the Company’s Board of Directors at its inception in 1993.
The Board of Directors recommends that you vote FOR the
ELECTIONS OF THE nominees FOR CLASS II DIRECTOR set forth ABOVE.

PROPOSAL 2 — ELECTION OF ONE CLASS I DIRECTOR
On June 21, 2018, F. Blair Wimbush was appointed to the Company’s Board of Directors, to serve until the Annual Meeting. Mr. Wimbush was initially recommended to the Nominating and Corporate Governance Committee as a potential director by a non-management member of the Board of Directors. Mr. Wimbush’s term will expire at the Annual Meeting. If elected, Mr. Wimbush will serve until the 2021 annual meeting of shareholders, commensurate with the terms of all Class I directors. No other Class I director’s term expires at the Annual Meeting.
The Board of Directors believes that Mr. Wimbush’s qualifications, credentials and business experience, set forth below, provide the reasons why he should continue to serve as a director of the Company.
The persons named in the accompanying proxy will vote for the election of Mr. Wimbush unless authority for the nominee is withheld. If for any reason Mr. Wimbush should become unavailable to serve, an event which management does not anticipate, proxies will be voted for such other person as the Board of Directors may designate.
The one nominee for Class I director receiving the greatest number of affirmative votes cast, in person or by proxy, at the Annual Meeting, will be elected.
Class I Nominee for Director (Nominated to serve until the 2021 annual meeting of shareholders):
F. Blair Wimbush, 63, Virginia Beach, Virginia; retired; former Chief Real Estate and Corporate Sustainability Officer of Norfolk Southern Corporation (“Norfolk Southern”) from November 2007 to May 2015; Vice President-Real Estate from 2004 to 2007 and Senior General Counsel, General Counsel-Operations and various legal positions from 1980 to 2004 of Norfolk Southern; Chairman of the Board at the University of Virginia Law School Foundation, Commissioner and Vice Chairman of the Virginia Port Authority and Secretary at Children’s Hospital of the King’s Daughters; received a B.A. in political science from the University of Rochester, and a J.D. from the University of Virginia School of Law; attended the Norfolk Southern Management Development program, Duke University Fuqua School of Business and completed the Advanced Management Program at the Harvard Business School. Mr. Wimbush joined the Company’s Board of Directors in 2018.
The Board of Directors recommends that you vote FOR the
ELECTION OF THE nominee FOR CLASS I DIRECTOR set forth ABOVE.
Information About Directors Whose Terms Do Not Expire This Year
Class I Directors
Class I directors are elected to serve until the 2021 annual meeting of shareholders or the director’s mandatory retirement date, whichever date is earlier.
Beverley E. Dalton, 70, Altavista, Virginia; Owner of W.C. English, Inc., a diversified heavy construction services provider in the Mid-Atlantic region; member of the Town Council of Altavista, Virginia; member of the Board of Trustees of Lynchburg College; member of the Board of the Virginia Baptist Foundation; member of the Board of Visitors of Virginia Tech from 2004 to 2012; former member of the Board of Directors of StellarOne Bank; received her B.A. degree in Education from the University of Richmond. Ms. Dalton joined the Company’s Board of Directors in 2014.
Thomas P. Rohman, 64, Midlothian, Virginia; Partner at McGuireWoods, LLP, a global law firm with more than 900 lawyers and 19 offices worldwide; former Adjunct Professor at the T. C. Williams School of Law at the University of Richmond; former Chairman of the Board of Directors of Feed More, Inc. (Central Virginia Food Bank, Meals on Wheels, and the Community Kitchen); received his undergraduate degree from the University of Notre Dame, his law degree from Michigan State University College of Law, and his LL.M. (Taxation) from the New York University School of Law. Mr. Rohman joined the Company’s Board of Directors in 2013.

Thomas G. Snead, Jr., 65, Richmond, Virginia; retired; formerly President and Chief Executive Officer of Wellpoint Inc., Southeast Region, a managed care and health insurance company from December 2004 through January 2006; President of Anthem Southeast, a subsidiary of Anthem, Inc. from July 2002 to December 2004; Chairman and Chief Executive Officer of Trigon Healthcare, Inc. (“Trigon”), a managed healthcare company from April 2000 through July 2002; served in other various positions for Trigon, including President and Chief Executive Officer, President and Chief Operating Officer, Senior Vice President and Chief Financial Officer, and as a director of Trigon; served on the board of directors of LandAmerica Financial Group Inc. and its executive, executive compensation, corporate governance and audit committees, the last of which he served as chairman; currently serves on the boards of directors of Tredegar Corporation, where he serves on the audit committee as chairman, CSA Medical, Inc., a privately-held medical device company, Soluable Systems, a privately held company, and several community organizations, including the Community Foundation, the Virginia Historical Society and the Virginia Commonwealth University School of Business Foundation; served as a director of Xenith from July 2016 until the Xenith Merger; served as the Chairman of the Board of Xenith prior to its merger with Hampton Roads Bankshares, Inc. (“Legacy Xenith”) and had served as a director of Legacy Xenith since May 1, 2013; received his B.S. degree in Accounting from VCU. Mr. Snead was appointed to the Company’s Board of Directors in January 2018 in connection with the Xenith Merger.
Ronald L. Tillett, 63, Midlothian, Virginia; Managing Director and Head, Mid-Atlantic Public Finance at Raymond James & Associates, Inc. since 2001; State Treasurer of the Commonwealth of Virginia from 1991 to 1996; Secretary of Finance of the Commonwealth of Virginia from 1996 to 2001; member of the Christopher Newport University Foundation since 2016; member of the Governor’s Advisory Council on Revenue Estimates since 2018; member of the Commonwealth Debt Capacity Advisory Committee since 2010; member of the Board of Trustees of National Institute of Public Finance, Pepperdine University since 2014; holds FINRA Series 7, 53, 63, 52, 50, 79 securities licenses and the SEC Securities Industry Examination; received his B.S. degree from VCU. Mr. Tillett joined the Company’s Board of Directors in 2003.
Keith L. Wampler, 61, Fredericksburg, Virginia; Partner at PBMares, LLP, a regional certified public accounting firm with ten offices in Virginia and Maryland; Chairman of the firm’s Board of Directors and Service Line Leader for the firm’s consulting practices; founding member of the Community Foundation of the Rappahannock River Region; former member of the Board of Directors of StellarOne Bank; received his B.S. degree from Bridgewater College. Mr. Wampler joined the Company’s Board of Directors in 2014.
Class III Directors
Class III directors are elected to serve until the 2020 annual meeting of shareholders or the director’s mandatory retirement date, whichever date is earlier.
Gregory L. Fisher, 69, Madison, Virginia; President and Owner of Eddins Ford, Inc., an automobile dealership; served on the Virginia Student Aid Foundation Board of the University of Virginia; served multiple three-year terms on the Washington Area Ford Dealer Advertising Fund Board; former member of the Board of Directors of StellarOne Bank; received a certification in business from the Jefferson Professional Institute. Mr. Fisher joined the Company’s Board of Directors in 2014.
Patrick J. McCann, 62, Charlottesville, Virginia; Chief Financial Officer of University of Virginia Foundation since 2009; Senior Finance Executive for Bank of America-Florida Division from 1998 to 2000; Corporate Director of Finance from 1996 to 1998 and Corporate Controller and Chief Accounting Officer from 1992 to 1996 of Barnett Banks, Inc.; qualifies as an audit committee financial expert under SEC regulations; received his B.S. degree in accounting from Florida State University. Mr. McCann joined the Company’s Board of Directors in 2004.
Alan W. Myers, 68, Culpeper, Virginia; retired; former Senior Vice President for Omni Services, Inc., a holding company for several subsidiaries, including companies engaged in textile rental, restroom services, first aid supply distribution, and catalog sales of work garments, with 55 locations in 22 states; former member of the Board of Directors of StellarOne Bank; former Chairman of the Board of Directors of a legacy StellarOne bank; also served as a member of the Board of Directors of the Company’s affiliate,

Union Mortgage Group, Inc. until October 2018; received his B.A. degree in political science from Virginia Tech. Mr. Myers joined the Company’s Board of Directors in 2014.
Linda V. Schreiner, 59, Richmond, Virginia; Senior Vice President of Markel Corporation, a financial holding company with specialty insurance and reinsurance and ventures businesses since 2016; Senior Vice President of MeadWestvaco, a global packaging company, from 2000 to 2016; member of the Darden School of Business Corporate Advisory Board at the University of Virginia from 2014 to 2017; Member of the Board of Directors of Virginia War Memorial Foundation; Past President of ChildSavers Board of Directors from 2014 to 2016 and member of that Board since 2008; member of the Executive Committee of Venture Richmond from 2006 to 2014; Vice Chairman of the Board of Directors for the VCU Rice Center until 2012 and member of that Board from 2008 to 2016; Senior Manager, Strategy Consulting of Arthur D. Little, Inc. from 1997 to 1999; Vice President of Signet Banking Corporation from 1988 to 1997; received her B.A. degree from the University of Georgia and Masters of Education from the University of Vermont. Ms. Schreiner joined the Company’s Board of Directors in 2012.
Retiring Directors
Glen C. Combs and Raymond D. Smoot reached the mandatory retirement age applicable to directors as established by the Company’s bylaws in 2018. Accordingly, Mr. Combs and Dr. Smoot will retire from the Company’s Board of Directors effective at the Annual Meeting. Both Mr. Combs and Dr. Smoot have served as directors of the Company since 2014.
On May 6, 2018, the Company lost a great friend with the passing of Charles W. Steger, Jr. Dr. Steger, who served as President of Virginia Tech from 2000 to 2014, joined the Company’s Board of Directors in 2014. Prior to that, he served as a member of the Board of Directors of StellarOne Bank. Dr. Steger contributed strong business and leadership skills to the Company, and he will be greatly missed.

PROPOSAL 3 — AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “ATLANTIC UNION BANKSHARES CORPORATION”
On January 23, 2019, the Board approved, and recommends that shareholders approve, an amendment to the Company’s articles of incorporation to change the Company’s name from “Union Bankshares Corporation” to “Atlantic Union Bankshares Corporation”.
The Company’s recent acquisitions of Access and Xenith, which have strengthened the institution and expanded its reach, have also added complexity to its brand portfolio. As a way to ensure recognition and clarity in the marketplace, Union Bank & Trust is expected to unify the Bank’s operations under the Atlantic Union Bank brand starting in May 2019, subject to any necessary approvals. As part of the brand change, the Company intends to change its name to Atlantic Union Bankshares Corporation, subject to shareholder and other approvals.
To change the name of the Company, the Board proposes to amend Article I of the Company’s articles of incorporation to read in its entirety as follows:
“The name of the corporation is Atlantic Union Bankshares Corporation.”
Voting and other rights that accompany the Company’s common stock will not be affected by the change of the Company’s name. All outstanding stock certificates representing common stock issued prior to the effective date of the change in the Company’s name will continue to represent Company shares, remain authentic and will not be required to be returned to the Company or its transfer agent for reissuance. The Company also intends to change its ticker symbol on the NASDAQ Global Select Market from “UBSH” to “AUB.” Additionally, the Board has approved changing the name of Union Bank & Trust to “Atlantic Union Bank”; the Bank’s name change is expected to be effective in the second quarter of 2019.
If this proposal is approved by the shareholders at the Annual Meeting, the Company expects to deliver, as soon as reasonably practicable, to the State Corporation Commission of the Commonwealth of Virginia (the “State Corporation Commission”) articles of amendment reflecting such approval, and the change is expected to be effective in the second quarter of 2019. Although the Company intends to file the amendment with the State Corporation Commission as soon as reasonably practicable after the amendment is approved by the shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.
The proposal to amend the articles of incorporation of the Company to change the name of the Company to “Atlantic Union Bankshares Corporation” requires an affirmative vote of a majority of the votes entitled to be cast on the matter.
If you fail to vote, your failure to vote will have the same effect as a vote against approval of the amendment. If you are a shareholder and you respond with an “abstain” vote, your proxy will have the same effect as a vote against approval of the amendment. If you do not hold your shares in street name and respond but do not indicate how you want to vote on the amendment, your proxy will be counted as a vote in favor of such proposal.
The Board of Directors recommends that you vote FOR the
amendment to the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation”.

PROPOSAL 4 — AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK
On January 23, 2019, the Board approved, and recommends that shareholders approve, an amendment to the Company’s articles of incorporation to increase its authorized common stock from 100,000,000 shares to 200,000,000 shares.
To increase the shares of authorized common stock, the Board proposes to amend the introductory paragraph to Article III of the Company’s articles of incorporation to read in its entirety as follows:
“The Corporation shall have authority to issue two hundred million (200,000,000) shares of Common Stock, par value $1.33 per share, and five hundred thousand (500,000) shares of Serial Preferred Stock, par value $10.00 per share.”
The Board is proposing the amendment to ensure that a sufficient amount of common stock is available for issuance in the future. If the amendment is approved, then the number of authorized but unissued shares of common stock would be increased to 117,983,607 (based on March 8, 2019 information). The Board believes that the proposed increase in authorized common stock is in the best interests of the Company and its shareholders. The Board believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving its flexibility in responding to future business needs and opportunities. While there is no immediate planned use for these shares, the additional authorized shares will be available for issuance from time to time to enable the Company to respond to future business opportunities requiring the issuance of shares, including, but not limited to, stock splits or dividends, the consummation of common stock-based financings, acquisitions involving the issuance of common stock, issuances of common stock under any equity compensation plans and issuances of common stock for other general corporate purposes that the Board may deem advisable. The Board is seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive the Company and its shareholders of the ability to take advantage of potential opportunities. The terms upon which any such shares of common stock may be issued would be determined by the Board.
The Company’s shareholders have no preemptive rights to acquire additional shares of common stock, which means that current shareholders do not have a right to purchase any new issuance of shares of common stock in order to maintain their proportionate ownership interests in the Company. Because its shareholders have no preemptive rights, the Company could implement the amendment at any time following shareholder approval without further authorization from the shareholders of the Company, except to the extent otherwise required by law or regulation or rules and listing standards of The NASDAQ Stock Market LLC (“NASDAQ”). The additional shares for which authorization is sought would be identical to the shares of the Company’s common stock now authorized.
The proposed increase in the number of authorized shares of common stock is not intended to impede a change of control of the Company, and the Company is not aware of any current efforts to acquire control of the Company or otherwise accumulate shares of its common stock. It is possible, however, that the additional shares contemplated by the amendment could be issued in connection with defending the Company against a hostile takeover bid to dilute the equity ownership of a person or entity seeking to obtain control of the Company, or in a private placement with purchasers who might side with the Board if it chose to oppose a specific change of control. These additional shares also could be issued in order to deter an attempt to replace the Board by diluting the percentage of shares held by persons seeking to control the Company. Accordingly, the amendment could have the effect of discouraging efforts to gain control of the Company in a matter not approved by the Board.
The issuance of additional shares of the Company’s common stock in the future could have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of the Company’s common stock. The Company currently has no formal plans, understandings, contracts, agreements or arrangements with respect to the issuance of additional shares of common stock not previously authorized for issuance by the Board.

If this proposal is approved by the shareholders at the Annual Meeting, the Company expects to deliver, as soon as reasonably practicable, to the State Corporation Commission articles of amendment reflecting such approval, and the change is expected to be effective in the second quarter of 2019. Although the Company intends to file the amendment with the State Corporation Commission as soon as reasonably practicable after the amendment is approved by shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.
The proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company’s common stock requires an affirmative vote of a majority of the votes entitled to be cast on the matter.
If you fail to vote, your failure to vote will have the same effect as a vote against approval of the amendment. If you are a shareholder and you respond with an “abstain” vote, your proxy will have the same effect as a vote against approval of the amendment. If you do not hold your shares in street name and respond but do not indicate how you want to vote on the amendment, your proxy will be counted as a vote in favor of such proposal.
The Board of Directors recommends that you vote FOR THE
AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

PROPOSAL 5 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm. The Audit Committee engages in an annual evaluation of the independent registered public accounting firm’s qualifications, assessing a wide variety of factors. The Audit Committee also considers whether there should be periodic rotation of the independent registered public accounting firm.
After assessing the performance and independence of Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, the Audit Committee believes it is in the best interests of the Company and its shareholders to retain EY. The Audit Committee has appointed EY as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2019. The Audit Committee seeks shareholder ratification of this appointment. EY has served as the Company’s independent registered public accounting firm since 2015.
A representative from EY is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
A majority of the votes cast, in person or by proxy, at the Annual Meeting, is required for the ratification of the appointment of the independent registered public accounting firm.
Should the shareholders not ratify the appointment of EY, it is contemplated that the appointment of EY will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be taken into consideration for the selection of the independent registered public accounting firm for the following year.
The Board of Directors recommends that you vote FOR the
ratification of the appointment of Ernst & Young LLP as the
Company’s independent registered public accounting firm
for the fiscal year ending December 31, 2019.

PROPOSAL 6 — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
Schedule 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires a separate and advisory (non-binding) shareholder vote to approve the compensation of the named executive officers disclosed in the proxy statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse a company’s executive pay program. At the Company’s 2017 annual meeting of shareholders, the shareholders voted in favor of having an advisory (non-binding) vote on the Company’s executive compensation every year, as recommended by the Company’s Board of Directors. Accordingly, shareholders are hereby given the opportunity to cast an advisory vote on the Company’s executive compensation as disclosed in this proxy statement under the heading “Compensation Discussion and Analysis,” the tabular disclosure regarding named executive officer compensation, and the related material. Shareholders of the Company are being asked to approve the following resolution:
“RESOLVED, that the shareholders of Union Bankshares Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the tabular disclosure regarding named executive officer compensation, and the accompanying narrative disclosure in this proxy statement.”
This vote is an advisory vote only. Approval of the proposed resolution requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.
The Company believes its compensation policies and procedures are strongly aligned with the long-term interests of its shareholders. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions. The next “say on pay” vote is expected to take place at the 2020 annual meeting of shareholders.
The Board of Directors recommends that you vote FOR the
approval of the “say on pay” resolution set forth above.

CORPORATE GOVERNANCE, BOARD LEADERSHIP, AND BOARD DIVERSITY
Corporate Governance Guidelines
The Company’s Corporate Governance Guidelines and other corporate governance materials are published on the Company’s website under “Governance Documents” at http://investors.bankatunion.com/govdocs. The Corporate Governance Guidelines address, among other topics, director selection, director qualifications and responsibilities, director compensation, the mix of management directors and independent directors, director continuing education, self-assessments by the Board of Directors of its performance, director investment in the Company’s common stock, Board committees, succession planning and risk oversight. The Board of Directors regularly reviews corporate governance developments and may modify these guidelines as warranted. Any modifications will be reflected in the Corporate Governance Guidelines on the Company’s website.
Codes of Ethics
The Company’s Code of Business Conduct and Ethics (the “Code of Ethics”) promotes honest and ethical conduct within the Company and applies to the Company’s directors, officers, and employees. The Code of Ethics requires that individuals avoid conflicts of interest, comply with all laws, rules and regulations, and conduct business in an honest and ethical manner. In addition, the Code of Ethics requires individuals to report immediately any violation or suspected violation of the Code of Ethics and provides a confidential, retaliation-free reporting mechanism.
The Company also maintains a Code of Ethics for Senior Financial Officers and Directors (the “SFO Code”) that applies to the Company’s directors, chief executive officer, chief financial officer, director of financial reporting, director of accounting operations, controller, assistant controller, financial reporting manager, financial reporting analyst, chief audit executive and treasurer. The SFO Code supplements the Code of Ethics and is intended to promote honest and ethical conduct, proper disclosure of financial information and compliance with applicable laws, rules and regulations by individuals with financial responsibilities in the Company.
The Company makes the most current versions of the Code of Ethics and the SFO Code available to all employees and requires all employees to adhere to them.
The Code of Ethics and the SFO Code are available on the Company’s website under “Governance Documents” at http://investors.bankatunion.com/govdocs.
Board of Directors Meetings and Attendance
Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of the director’s duties and to attend all regularly scheduled Board of Directors, committee, and shareholder meetings.
There were eight regular meetings and two special meetings of the Board of Directors in 2018. Each director attended 75% or more of the aggregate number of meetings of  (i) the Board of Directors held during the period in which he or she was a director in 2018; and (ii) the committees of the Board of Directors of which he or she was a member in 2018. Fees were paid to the non-employee directors in accordance with the Company’s director compensation schedule. Please see the section of this proxy statement titled “Director Compensation” for additional information regarding compensation of directors.
The Company’s Corporate Governance Guidelines state that directors are expected to attend the Annual Meeting. Of the 19 directors who were serving at the time of the 2018 annual meeting of shareholders, 18 attended that meeting. Dr. Steger was unable to attend the 2018 annual meeting of shareholders for health reasons.
Director Independence
Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors conducts a review of director independence annually with the assistance of the Nominating and Corporate Governance Committee. Each current director and each director who served during 2018, other than Mr. Asbury and

G. William Beale (who resigned from the Board in 2018), has been determined by the Board of Directors to be an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of NASDAQ. In conjunction with this determination, the Board considered the Company’s relationship with Mr. Clarke, who entered into a consulting agreement with the Company on February 1, 2019. In making the determination of independence, the Board of Directors has concluded that none of these “independent directors,” including Mr. Clarke, has a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Board Leadership Structure
The Board considers its structure and leadership annually. Although the Board does not have a policy on the matter, to date, the Company has chosen not to combine the positions of CEO and Chairman of the Board. The Chairman of the Board of Directors is a non-management director and the Chairman and Vice Chairman are elected annually by the other members of the Board. The Company believes that its leadership structure is appropriate because it fosters a certain degree of control and balanced oversight of the management of the Board’s functions and decision-making processes, while at the same time allowing the CEO to focus on the day-to-day leadership and operations of the Company.
The CEO makes frequent reports to the Board of Directors, often at the suggestion of the Chairman or other directors, and answers questions posed by directors. He also discusses with the Board of Directors the reasons for certain recommendations of the Company’s executive management group.
All of the members of the Board of Directors of the Company also serve as members of the Board of Directors of Union Bank & Trust.
Role of the Board in the Oversight of Risk
The Company’s Board of Directors recognizes that it plays a critical role in the oversight of risk. As a financial institution, the very nature of the Company’s business involves the oversight of the Company’s management of financial, operational, information technology (including cyber risk), credit, market, capital, liquidity, reputation, strategic, legal, compliance, model and other risks. Because the Company is entrusted with the safeguarding of sensitive information as a financial institution, the Board of Directors believes that a strong enterprise cyber strategy is vital to effective cyber risk management. Accordingly, the Board is actively engaged in the oversight of the Company’s cyber risk profile, enterprise cyber strategy and key cyber initiatives.
The Risk Committee of the Board of Directors is responsible for assisting the Board in its oversight of these risks and for overseeing the Company’s enterprise risk management framework. Although risk management is primarily the responsibility of the Company’s management, the Risk Committee actively engages with management to establish risk management principles and to determine risk appetite. In a reflection of the importance that the Board of Directors places on risk oversight, the Chief Risk Officer, who implements the Company’s risk management framework, is an executive officer who reports to the CEO. The Risk Committee meets with the Chief Risk Officer and other members of management regularly to discuss major risk exposures. Minutes and reports of Risk Committee meetings are reviewed by the Board.
In addition to the efforts of the Risk Committee, other committees of the Board of Directors consider risk within their areas of responsibility. The Audit Committee has responsibility for oversight of risks associated with financial accounting and reporting, including the system of internal control. This oversight includes reviewing and discussing with management the Company’s major financial risk exposures and the procedures utilized by management to monitor and control such exposure. The Compensation Committee oversees risks relating to the Company’s compensation plans and programs. The Trust Committee will coordinate with the Risk Committee with respect to oversight of risks relating to the Company’s trust and fiduciary activities.
The Company believes that its risk oversight structure provides a critical link to providing an effective risk management program. The Board of Directors and the management team are committed to continuous strengthening of the Company’s risk management practices.

Board Committees
The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk Committee. Additionally, on February 21, 2019, the Board of Directors approved the formation of a Trust Committee of the Board. Brief summaries of these committees follow.
Executive Committee.   The Executive Committee, which is subject to the supervision and control of the Board of Directors, has been delegated substantially all of the powers of the Board of Directors to act between meetings of the Board of Directors, except for certain matters reserved to the Board of Directors by law. The Chairman of the Board of Directors serves as the Chairman of the Executive Committee in accordance with the Executive Committee Charter. The Executive Committee also has a Vice Chairman. As Chairman of the Executive Committee, the Board Chairman confers with Mr. Asbury, the Company’s CEO, to identify issues that require either the involvement of the Executive Committee or the full Board of Directors during interim periods between regularly scheduled Board of Directors meetings. Other than Mr. Asbury, the current members of the Executive Committee are, and the members who served on the Executive Committee during 2018 were, “independent directors” as defined by applicable NASDAQ rules. There were four meetings of the Executive Committee in 2018; fees were paid to the non-employee directors who attended these meetings in accordance with the Company’s director compensation fee schedule, which is summarized in this proxy statement in the section titled “Director Compensation.” The Executive Committee is governed by a written charter approved by the Board of Directors. The Executive Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.
Audit Committee.    The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Company’s internal audit function and the independent registered public accounting firm, and (4) the compliance by the Company with certain legal and regulatory requirements. The current members of the Audit Committee are, and the members who served on the Audit Committee during 2018 were, “independent directors” as defined by applicable NASDAQ and SEC rules. Mr. McCann, Ms. Hoover and Mr. Corbin each qualify as an audit committee financial expert as defined by SEC regulations. All Audit Committee members have significant financial experience in accordance with applicable NASDAQ rules. The Audit Committee met six times in 2018; fees were paid to the director attendees in accordance with the Company’s director compensation fee schedule, which is summarized in this proxy statement in the section titled “Director Compensation.” The Audit Committee is governed by a written charter approved by the Board of Directors. The Audit Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.
Compensation Committee.    The Compensation Committee reviews and recommends the compensation to be paid to the CEO and the other executive officers of the Company, including the Company’s named executive officers disclosed in the proxy statement. In addition, the Compensation Committee establishes the Company’s overall executive compensation policy and oversees compliance with compensation-related legal and regulatory requirements applicable to the Company. The Compensation Committee also reviews, recommends to the Board, and administers the Company’s incentive and other compensation plans, including, as the Compensation Committee deems appropriate, identifying whether the plans appropriately balance risk and financial results in a manner that does not encourage imprudent risk. The current members of the Compensation Committee are, and the members who served on the Compensation Committee during 2018 were, “independent directors” as defined by applicable NASDAQ rules. The Compensation Committee met eight times in 2018; fees were paid to the director attendees in accordance with the Company’s director compensation fee schedule, which is summarized in this proxy statement in the section titled “Director Compensation.” The Compensation Committee is governed by a written charter approved by the Board of Directors. The Compensation Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.

Nominating and Corporate Governance Committee.   The primary purpose of the Nominating and Corporate Governance Committee is to identify and recommend individuals as nominees for election or re-election to the Board of Directors of the Company and its committees. The Nominating and Corporate Governance Committee identifies potential director nominees and reviews each nominee’s experience and background; monitors the composition of the Board of Directors to ensure that it has the appropriate experience, skill sets and diversity; reviews the qualifications and performance of each director scheduled for possible re-nomination to the Board and makes recommendations to the Board regarding their re-nomination; develops and recommends to the Board of Directors a process for the periodic evaluation of the Board of Directors and its committees; assists the Board of Directors in assessing director independence; and provides guidance to the Board of Directors on a broad range of corporate governance issues. The current members of the Nominating and Corporate Governance Committee are, and the members who served on the Nominating and Corporate Governance Committee during 2018 were, “independent directors” as defined by applicable NASDAQ rules. The Nominating and Corporate Governance Committee met seven times in 2018; fees were paid to the director attendees in accordance with the Company’s director compensation fee schedule, which is summarized in this proxy statement in the section titled “Director Compensation.” The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors. The Nominating and Corporate Governance Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.
Risk Committee.    The Risk Committee assists the Board of Directors in the Board’s oversight of the Company’s management of financial, operational, information technology (including cyber risk), credit, market, capital, liquidity, reputation, strategic, legal, compliance, model and other risks. The Risk Committee also oversees the Company’s enterprise risk management framework. The Risk Committee is governed by a written charter approved by the Board of Directors. The Risk Committee charter provides that no less than two-thirds of the Risk Committee’s membership shall be “independent directors” as defined by applicable SEC, NASDAQ and Federal Reserve Board rules. The current members of the Risk Committee are, and the members who served on the Risk Committee during 2018 (other than Mr. Beale, who resigned from the Board of Directors in September 2018) were, “independent directors” as defined by applicable SEC, NASDAQ and Federal Reserve Board rules. The Risk Committee met eight times in 2018; fees were paid to the director attendees in accordance with the Company’s director compensation fee schedule, which is summarized in this proxy statement in the section titled “Director Compensation.” The Risk Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.
Trust Committee.    On February 21, 2019, the Board of Directors approved the formation of a Trust Committee of the Board. The purposes of the Trust Committee are to: (i) oversee all trust and fiduciary activities of the Bank and Middleburg Trust Company, the Company’s wholly-owned non-bank trust company (“MTC”); (ii) foster compliance at the Bank and MTC with all laws, rules, and regulations applicable to trust and fiduciary activities; and (iii) recommend to the Board of Directors written policies and procedures for the conduct of trust and fiduciary activities at the Bank and MTC. The Trust Committee is governed by a written charter approved by the Board of Directors. The Trust Committee charter provides that the Trust Committee must consist of no fewer than three, but no more than five, members of the Board of Directors. At least three members of the Trust Committee must be “independent” in accordance with Regulation YY of the Federal Reserve Board and other applicable rules of the Federal Reserve Board, the SEC and NASDAQ. The current members of the Trust Committee (including Messrs. Fisher (Chair), Armstrong, Myers and Wimbush) are “independent directors” as defined by applicable SEC, NASDAQ and Federal Reserve Board rules. The Trust Committee’s charter is on the Company’s website under “Governance Documents” at: http://investors.bankatunion.com/govdocs.

The chart below identifies the current membership of the committees of the Board of Directors.
BOARD COMMITTEE MEMBERSHIP(1)
Committee Member	Audit	Compensation	Executive	Nominating and Corporate Governance	Risk	Trust Committee
L. Bradford Armstrong					✓	✓
John C. Asbury			✓
Michael W. Clarke					✓
Glen C. Combs(2)		✓
Patrick E. Corbin	✓^
Beverley E. Dalton		✓
Gregory L. Fisher				✓		✓(C)
Daniel I. Hansen	✓
Jan S. Hoover	✓^				✓
Patrick J. McCann	✓ (C)^		✓
W. Tayloe Murphy, Jr.			✓	✓(C)
Alan W. Myers				✓		✓
Thomas P. Rohman		✓		✓
Linda V. Schreiner		✓ (C)	✓
Raymond D. Smoot, Jr.(2)			✓(C)
Thomas G. Snead, Jr.					✓
Ronald L. Tillett		✓	✓	✓
Keith L. Wampler			✓		✓(C)
F. Blair Wimbush		✓				✓

(1)
Committee appointments were effective May 1, 2018 except for (i) Mr. Wimbush, whose appointment to the Compensation Committee was effective August 23, 2018; (ii) Mr. Clarke, whose appointment to the Risk Committee was effective February 1, 2019; and (iii) Ms. Dalton, whose resignation from the Risk Committee, and appointment to the Compensation Committee, was effective February 1, 2019. Additionally, on February 21, 2019, the Board of Directors approved the formation of the Trust Committee of the Board (including the appointment of Messrs. Armstrong, Fisher, Myers and Wimbush to such committee). For committee assignments applicable during the period from January 1, 2018 to April 30, 2018, please refer to the Company’s 2018 Proxy Statement filed with the SEC on March 21, 2018 and available on the Company’s investor relations website at http://investors.bankatunion.com.

(2)
Mr. Combs and Dr. Smoot will retire from the Board of Directors effective at the Annual Meeting.

(C)
Committee Chair

^
audit committee financial expert

Consideration of Board Diversity
The Nominating and Corporate Governance Committee considers diversity in assessing the composition of the Board of Directors. The Nominating and Corporate Governance Committee’s charter includes the following language:
The Committee members will work together and with the Board, as appropriate, to determine the appropriate characteristics, expertise, skills, and experience required for consideration for any potential nominee, including, for example: independence; integrity; high standards of personal and professional ethics; sound business judgment; a general understanding of finance and other disciplines relevant to the success of a publicly traded bank holding company; educational and professional backgrounds; personal accomplishments; individual qualities and attributes that will contribute to Board heterogeneity; age, gender, ethnic, and geographic diversity. The objective of the Committee’s recommending any nominee or group of nominees is to put forward such persons who will help the Company remain successful and represent the shareholders’ interests through the exercise of sound business judgment and the diversity of experiences. In determining whether to recommend a director for re-election, the Committee will consider the director’s past attendance at meetings and his/her participation in and contribution to the activities of the Board and its committees.
When considering any potential nominee to serve on the Board of Directors, the Nominating and Corporate Governance Committee considers several factors, such as the nominee’s professional experience, service on other boards, education, race, gender, and the geographic areas where the individual resides or works.
Further, as stated in the Company’s Corporate Governance Guidelines:
Members of the Board...are expected to have the appropriate skills and characteristics necessary to function in the Company’s current operating environment and contribute to its future direction and strategies. These include legal, financial, management and other relevant skills, as well as varying experiences, ages, judgments, residences and backgrounds.
Board Self-Evaluations
The Board of Directors believes in a robust self-evaluation process. Each year, all members of the Board complete a detailed questionnaire regarding the Board’s performance, the performance of Board committees, and Board governance and processes. The Nominating and Corporate Governance Committee oversees the conduct of the evaluations and communication of results of the evaluations to the Board. The Nominating and Corporate Governance Committee also reviews the qualifications and performance of each director scheduled for possible re-nomination to the Board and makes recommendations to the Board regarding their re-nomination.
Shareholder Nominations
Although the Nominating and Corporate Governance Committee has no formal policy with respect to the consideration of director candidates recommended by shareholders, the committee will consider candidates for directors proposed by shareholders in writing. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All shareholder recommendations should be submitted to the attention of the Nominating and Corporate Governance Committee of the Board of Directors, Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, and must be received by November 1, 2019 to be considered by the Nominating and Corporate Governance Committee for the 2020 annual election of directors. Any candidate recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee received no director candidate recommendations from any shareholder relating to the Annual Meeting.
In addition, any shareholder may nominate a person for election as director at an annual meeting if notice of the nomination is given in advance in writing and sets forth the information required by Section 4 of Article I of the Company’s bylaws with respect to each director nomination that a shareholder intends to present at the annual meeting. Notice of any such shareholder nomination must be addressed to the Company’s Corporate Secretary and delivered personally to, or mailed to and received at, Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, on or before February 19, 2020 for the next annual election of directors.
Shareholder Communication
Shareholders may communicate with all or any member of the Board of Directors by addressing correspondence to the Board of Directors or to the individual director and addressing such communication to the Corporate Secretary at Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in the case of correspondence addressed to the Board of Directors), or to the individual director.
Board Members Serving on Other Publicly Traded Company Boards of Directors
Mr. Snead currently serves as a director of Tredegar Corporation, a publicly traded plastic films and aluminum extrusions company.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee are independent directors under the applicable NASDAQ and SEC rules and none of them is a present or past employee or officer of the Company or its subsidiaries.
During 2018 and up to the present time, there were transactions by certain members of the Compensation Committee, or their associates, and Union Bank & Trust, all consisting of extensions of credit by the Bank in the ordinary course of its business. Each transaction was made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with the general public. In the opinion of management, none of the transactions involves more than the normal risk of collectability or presents other unfavorable features.
DIRECTOR COMPENSATION
The Board of Directors determines the compensation of the non-employee members of the Board of Directors, based on recommendations from the Compensation Committee and the Compensation Committee’s independent compensation consultant. Prior to July 1, 2018, all non-employee members of the Board of Directors of the Company received a $25,000 annual cash retainer, paid quarterly in advance, which covered a maximum number of meetings during the year, and any non-employee director attending a meeting above the maximum was paid a per-meeting fee of  $1,000. Additionally, each non-employee director received a $35,000 annual retainer paid quarterly in advance in unrestricted shares of the Company’s common stock. In June 2018, the Compensation Committee began a non-employee director compensation review with data and analysis provided by Pearl Meyer, its independent executive compensation consultant, to assess the market competitiveness of the current compensation structure. Following that review, the Compensation Committee approved and recommended to the Board of Directors (which also approved) a new compensation structure to better align the mix between cash and equity compensation and to address market competitiveness of the structure. As a result of the Board’s approval, effective beginning July 1, 2018, the annual stock retainer for non-employee directors was increased to $50,000 paid quarterly in advance in unrestricted shares of the Company’s common stock and the annual cash retainer was increased to $35,000, paid quarterly in advance, which covers a maximum number of meetings during the year. Any non-employee director attending a meeting above the maximum continues to be paid a per-meeting fee of  $1,000. The Chairman and the Vice Chairman of the Board of Directors and the non-employee directors serving as chairs or members of the various committees of the Board of Directors also receive additional cash retainers as described in greater detail in the director compensation table below. Mr. Asbury does not receive any additional compensation above his regular salary for his service as a director or for attending any Board of Directors or committee meetings.

Both Mr. Beale and Mr. Hansen are covered under supplemental compensation agreements, as they elected to participate in a deferred supplemental compensation program that was offered to directors in 1985 by Union Bank and Trust Company, a predecessor of Union Bank & Trust. To participate in the program, a director must have elected to forego the director’s fees that would otherwise have been payable to him by Union Bank and Trust Company for a period of 12 consecutive months beginning immediately after his election to participate. Each agreement provides that the director will receive from the Bank a designated fixed amount, payable in equal monthly installments over a period of 10 years beginning upon the director’s “Normal Retirement Date,” which is defined in the agreements to be the last day of the month in which the director reaches age 65.
The supplemental compensation agreement with Mr. Beale calls for the Bank to pay him $26,500 per year for ten years upon his Normal Retirement Date. On October 20, 2014, Mr. Beale’s agreement was amended to allow him to defer commencement of his distributions, subject to the requirements of Section 409A. Mr. Hansen’s supplemental compensation agreement calls for the Bank to pay him $22,299 per year for ten years upon reaching his Normal Retirement Date.
Pursuant to a transition agreement entered into with Mr. Beale on August 23, 2016, he retired from the position of CEO of the Company on January 2, 2017. Under the transition agreement, from March 31, 2017 through March 31, 2019, he agreed to provide consulting and advisory services as a Senior Advisor to the Company, in addition to serving as a member of the Board of Directors of the Company and the Bank. During that period, Mr. Beale received a monthly fee in an amount equal to one-twelfth of his annual base salary as in effect on his retirement date. The Company provided medical, life, dental and vision insurance benefits on terms no less favorable than what he would be entitled to under retiree insurance plans of the Company as in effect upon his retirement. Mr. Beale’s split dollar life insurance policy entered into pursuant to the Company’s Split Dollar Life Insurance Plan will remain in full force and effect until the death benefit is paid to his beneficiaries under such agreements. In addition, Mr. Beale received the cost of club dues and access to an office. In connection with his resignation from the Board of Directors, effective September 30, 2018, Mr. Beale’s role as a Senior Advisor and his duty to render Senior Advisory Services to the Company terminated, pursuant to the terms of his transition agreement. Mr. Beale continues to receive his transition fee (as defined in the transition agreement) and benefits, including insurance benefits, per the terms of his transition agreement, until March 31, 2019. He also continues to be provided access to an office until March 31, 2019.
The Company’s Corporate Governance Guidelines contain director stock ownership guidelines that provide that each director is expected to acquire and maintain, at all times during his or her tenure as director, common stock in the amount awarded to the director by the Company as compensation during the first three (3) years of his or her membership on the Board of Directors.

The following table summarizes the director compensation paid by the Company during 2018.
2018 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)	Total ($)
L. Bradford Armstrong	38,000	46,263	—	—	84,263
G. William Beale(4)	27,417	33,767	2,211	732,746(5)	796,141
Glen C. Combs	38,000	46,263	—	—	84,263
Patrick E. Corbin	38,000	55,010	—	—	93,010
Beverley E. Dalton	38,000	46,263	—	—	84,263
Gregory L. Fisher	38,000	46,263	—	—	84,263
Daniel I. Hansen(6)	38,600	48,014	10,685	—	97,299
Jan S. Hoover	46,000	46,263	—	—	92,263
Patrick J. McCann	58,500	46,263	—	—	104,763
W. Tayloe Murphy, Jr.	49,750	46,263	—	—	96,013
Alan W. Myers(6)	38,400	48,013	—	—	86,413
Thomas P. Rohman	46,000	46,263	—	—	92,263
Linda V. Schreiner	52,750	46,263	—	—	99,013
Raymond L. Slaughter(4)(6)	16,500	8,747	—	—	25,247
Raymond D. Smoot, Jr.	113,000	46,263	—	—	159,263
Thomas G. Snead, Jr.	38,000	55,010	—	—	93,010
Charles W. Steger(4)	16,500	8,747	—	—	25,247
Ronald L Tillett	69,000	46,263	—	—	115,263
Keith L. Wampler	53,500	46,263	—	—	99,763
F. Blair Wimbush(4)	20,167	37,498	—	—	57,665

(1)
Dr. Smoot received an additional $80,000 cash retainer for serving as the Chairman of the Board of Directors. Mr. Tillett received an additional $20,000 cash retainer for serving as Vice Chairman of the Board of Directors. Ms. Schreiner received an additional $11,750 cash retainer for serving as Chair of the Compensation Committee; Mr. McCann received an additional $17,500 cash retainer for serving as Chair of the Audit Committee; Mr. Murphy received an additional $8,750 cash retainer for serving as Chair of the Nominating and Corporate Governance Committee; and Mr. Wampler received an additional $12,500 cash retainer for serving as Chair of the Risk Committee. Members of the Audit, Compensation, Nominating and Corporate Governance and Risk Committees each received an additional $8,000 cash retainer. Members attending Executive Committee meetings received a $1,000 per meeting fee (or $500 for meetings lasting under an hour) for each meeting held during the year.

(2)
Represents the aggregated grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The grant date per share fair value for the second, third and fourth quarter retainers in 2018 of  $37.38, $41.10 and $41.60, respectively, paid on March 1, June 1 and September 1, 2018, respectively, were based on the Company’s common stock closing price on February 28, May 31 and August 31, 2018, respectively. The grant date per share fair value of  $35.40 for the first quarter 2019 retainer (paid in advance) paid on December 1, 2018 was based on the closing price of the Company’s common stock on November 30, 2018.

(3)
Messrs. Armstrong, Corbin, Slaughter, Tillett, and Wampler elected for 2018 to defer their stock awards and Messrs. Armstrong, Corbin and Wampler elected for 2018 to defer their cash awards into the Virginia Bankers Association’s non-qualified deferred compensation plan for the Company. There were no above market or preferential earnings associated with the deferrals into this plan. For Mr. Beale and Mr. Hansen, this column represents the change in actuarial present value under the deferred supplemental compensation agreements for the prior year.

(4)
Mr. Slaughter retired from the Board at the 2018 annual meeting of shareholders. Dr. Steger passed away on May 6, 2018. Mr. Wimbush was appointed to the Board on June 21, 2018. Mr. Beale resigned from the Board effective September 30, 2018.

(5)
Represents amounts earned in 2018 pursuant to Mr. Beale’s transition agreement with the Company, including the cost of insurance, club dues and $725,000 in monthly fees.

(6)
Messrs. Hansen, Myers and Slaughter each received an additional $600, $400 and $200, respectively, in meeting fees ($200 per meeting) and Messrs. Hansen and Myers received $1,750 in stock awards as a result of service on the board of Union Mortgage Group, Inc.

AUDIT INFORMATION AND REPORT OF THE AUDIT COMMITTEE
Principal Accounting Fees
The Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), billed the following fees for services provided to the Company for the fiscal year 2018 and 2017:
	2018	2017
Audit fees(1)	$1,482,450	$854,700
Audit-related fees(2)	—	37,500
Tax fees(3)	317,387	330,000
Total	$1,799,837	$1,222,200

(1)
Audit fees: Audit and review services, consents, review of documents filed with the SEC, including the 2018 and 2017 proxy statements; audit of internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act and the Federal Deposit Insurance Corporation Improvement Act. In 2018, EY performed procedures regarding the purchase accounting and core conversion of Xenith Bank, comfort letter services in connection with a secondary public offering, adoption of new accounting standards, and provided a review of filings for the Access acquisition. In 2017, EY provided a review of filings for the Xenith acquisition.

(2)
Audit-related fees: Audits of mortgage compliance; no audit was conducted in 2018, as Union Mortgage Group, Inc. is in the process of being terminated as a separate subsidiary.

(3)
Tax fees: EY provided tax advisory services related to the acquisitions of Access and Xenith in 2018 and 2017, respectively. EY provided tax compliance and other tax advisory services related to the Company in both 2018 and 2017. No tax services are performed by EY to the Company for its directors and executive officers.

The Audit Committee notes that EY performed no services to the Company, other than those enumerated above, for 2018 or 2017. As a result, the Audit Committee has determined that the provision of these services by EY is compatible with maintaining the firm’s independence from the Company. Any engagement beyond the scope of the annual audit engagement is required to be pre-approved by the Audit Committee.
Audit Committee Pre-Approval Policy
The Audit Committee, or a designated member of the Audit Committee, must pre-approve all auditing services, internal control related services and permitted non-audit services, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit, performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the registered public accountant’s independence. The Audit Committee may form and delegate authority to subcommittees, consisting of one or more members when appropriate, to grant pre-approvals of audit and permitted non-audited services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
Audit Committee Report
This Audit Committee Report was approved and adopted by the Audit Committee on February 26, 2019. The Board of the Company has a standing Audit Committee that currently consists of the independent directors whose names appear at the end of this report.
While management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls, the Audit Committee monitors and reviews the Company’s financial reporting process on behalf of the Board of Directors. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses its charter periodically and recommends any changes to the Board for approval. Under applicable law, the Audit Committee has sole responsibility for the selection of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the compensation and oversight of the Company’s independent registered public accounting firm.
Prior to appointing the independent registered public accounting firm each year, the Audit Committee completes an annual evaluation of the independent registered public accounting firm’s qualifications, including assessing the firm’s quality of service, the firm’s quality of communication and interaction with the firm, the firm’s sufficiency of resources, and the firm’s independence, objectivity, and professional skepticism. This evaluation includes whether the firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the firm’s independence. The results of all Public Company Accounting Oversight Board (United States) (“PCAOB”) examinations are discussed with the firm as part of this process. The Audit Committee also provides input to the independent registered public accounting firm with regards to engagement partner selection.
The Company’s independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with the standards of the PCAOB and to issue reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, which, in its reports, expresses an opinion on the conformity of the Company’s consolidated annual financial statements to accounting principles generally accepted in the United States of America and whether the Company’s internal controls over financial reporting were effective as of the end of the year.
In this context, the Audit Committee met and held discussions with management and representatives of EY with respect to the Company’s financial statements for the year ended December 31, 2018. Management represented to the Audit Committee that the consolidated financial statements of the Company were prepared in accordance with accounting principles generally accepted in the United States of America; the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communication with Audit Committees,” and Rule 2-07 of Regulation S-X promulgated by the SEC, as modified or supplemented.
In addition, the Audit Committee discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management, and the independent registered public accounting firm provided to the Audit Committee the written disclosures and letter required by PCAOB Rule 3526, “Communication with Audit Committees Regarding Independence.”
The Audit Committee also discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit

Committee met with the internal auditors and the independent registered public accounting firm, with and without management in attendance, to discuss the results of their examinations, the evaluations of the internal controls of the Company, and the overall quality of the financial reporting of the Company. This included the Audit Committee’s monitoring of the progress of remediation of noted control deficiencies, if any, until resolved.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee,
Patrick J. McCann, Chairman
Daniel I. Hansen
Jan S. Hoover
Patrick E. Corbin

NAMED EXECUTIVE OFFICERS
The following persons, each of whom is an executive officer of the Company, are sometimes referred to in this proxy statement as the “named executive officers,” or the “NEOs.”
Name (Age)	Title and Principal Occupation During at Least the Past Five Years
John C. Asbury (53)	Chief Executive Officer of the Company since January 2017 and President since October 2016; Chief Executive Officer of the Bank since October 2016 and President of Union Bank & Trust from October 2016 until September 2017 and May to September 2018; President and Chief Executive Officer of First National Bank of Santa Fe from February 2015 until August 2016; Senior Executive Vice President and Head of the Business Services Group at Regions Bank from May 2010 until July 2014, after joining Regions Bank in March 2008 as Business Banking Division Executive; Senior Vice President at Bank of America in a variety of roles.
Robert M. Gorman (60)	Executive Vice President and Chief Financial Officer of the Company since joining the Company in July 2012; Senior Vice President and Director of Corporate Support Services in 2011, and Senior Vice President and Strategic Financial Officer of SunTrust Banks, Inc., from 2002 to 2011; serves as a member of the Board of Directors of the Company’s affiliate, Old Dominion Capital Management, Inc.
Maria P. Tedesco (58)	President of the Bank since joining the Company in September 2018; most recently Chief Operating Officer for Retail at BMO Harris Bank based in Chicago from 2016 to 2018, where she was responsible for retail products, segments, customer experience, indirect auto, consumer lending, small business lending, business banking strategy, channels and risk; Senior Executive Vice President and Managing Director of the Retail Bank at Santander Bank, N.A., where she was responsible for leading the U.S. retail strategy and business channels, including branch network, online, mobile, investments, mortgage, call centers, ATMs, marketing, product marketing, customer experience and program management office; spent 19 years at Citizens Financial Group, Inc. ultimately becoming Group Executive Vice President and Executive Director of Retail Banking and Business Banking for the company.
David V. Ring (55)	Executive Vice President and Commercial Banking Group Executive since joining the Company in September 2017; Executive Vice President and Executive Managing Director at Huntington National Bank from December 2014 to May 2017; Managing Director and Head of Enterprise Banking at First Niagara Financial Group from April 2011 to December 2014; various positions at Wells Fargo and predecessor banks from January 1996 to April 2011, including Wholesale Banking Executive for Virginia to Massachusetts at Wachovia and Greater New York & Connecticut Region Manager.
M. Dean Brown (54)	Executive Vice President and Chief Information Officer & Head of Bank Operations since joining the Company in February 2015; Chief Information and Back Office Operations Officer of Intersections Inc. from 2012 to 2014; Chief Information Officer of Advance America from 2009 to 2012; Senior Vice President and General Manager of Revolution Money from 2007 to 2008; Executive Vice President, Chief Information Officer and Chief Operating Officer from 2006 to 2007, and Executive Vice President and Chief Information Officer from 2005 to 2007, of Upromise LLC.

OWNERSHIP OF COMPANY COMMON STOCK
The following table sets forth, as of March 8, 2019, certain information with respect to the beneficial ownership of the Company’s common stock held by (a) each director and director-nominee of the Company, (b) each executive officer named in the Summary Compensation Table in the “Compensation Discussion and Analysis” section below, (c) persons known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, and (d) all the current directors and executive officers of the Company as a group. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act. In general, beneficial ownership includes any shares of common stock as to which the individual has sole or shared voting or investment power. The table also includes shares of common stock that the individual has the right to acquire within 60 days of March 8, 2019 through the exercise of any option, warrant or right. None of the shares listed below are pledged as security. Percentage ownership is calculated based on 82,016,393 shares of the Company’s common stock outstanding as of March 8, 2019, except as noted below.
Name	Shares of Common Stock	Shares Subject to Exercisable Options	Total Number of Shares Beneficially Owned	Percent of Common Stock
Directors:
L. Bradford Armstrong	12,509(1)	—	12,509	*
Michael W. Clarke	678,532(2)	20,625	699,157	*
Glen C. Combs	47,907(3)	—	47,907	*
Patrick E. Corbin	32,600(4)	—	32,600	*
Beverley E. Dalton	18,951	—	18,951	*
Gregory L. Fisher	17,605	—	17,605	*
Daniel I. Hansen	143,030(5)	—	143,030	*
Jan S. Hoover	22,592	—	22,592	*
Patrick J. McCann	20,294(6)	—	20,294	*
W. Tayloe Murphy, Jr.	161,987(7)	—	161,987	*
Alan W. Myers	28,881(8)	—	28,881	*
Thomas P. Rohman	9,027	—	9,027	*
Linda V. Schreiner	8,717	—	8,717	*
Raymond D. Smoot, Jr.	34,182	—	34,182	*
Thomas G. Snead, Jr.	39,098	—	39,098	*
Ronald L. Tillett	30,319(9)	—	30,319	*
Keith L. Wampler	19,140(10)	—	19,140	*
F. Blair Wimbush	2,525	—	2,525	*
Named Executive Offıcers:
John C. Asbury	45,056(11)	—	45,056	*
Robert M. Gorman	34,341(12)	—	34,341	*
Maria P. Tedesco	—	—	—	*
David V. Ring	7,456(13)	—	7,456
M. Dean Brown	20,847(14)	—	20,847	*
All other executive offıcers	39,968(15)	3,277	43,245	*
All current executive offıcers and directors as a group: (26 persons)	1,475,564	23,902	1,499,466	1.8%

Name	Shares of Common Stock	Shares Subject to Exercisable Options	Total Number of Shares Beneficially Owned	Percent of Common Stock
5% Shareholders:
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	4,308,495	—	4,308,495(16)	6.5%(16)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	4,573,443	—	4,573,443(17)	6.9%(17)
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	5,633,868	—	5,633,868(18)	8.5%(18)
Wellington Management Group LLP 280 Congress Street Boston, Massachusetts 02210	4,240,738	—	4,240,738(19)	6.4%(19)

*
Represents less than 1% of the Company’s common stock.

(1)
Includes 10,448 shares of phantom stock allocated to Mr. Armstrong’s account under the Virginia Bankers Association’s nonqualified deferred compensation plan for the Company.

(2)
Includes 69,168 shares of common stock registered in the name of Mr. Clarke’s spouse and 59,869 shares of common stock held by Mr. Clarke’s spouse as co-trustee of her parents’ trusts.

(3)
Includes 9,776 shares of common stock held in an IRA for the benefit of Mr. Comb’s spouse.

(4)
Includes 1,776 shares of phantom stock allocated to Mr. Corbin’s account under the Virginia Bankers Association’s nonqualified deferred compensation plan for the Company.

(5)
Includes 141,545 shares of common stock held jointly by Mr. Hansen and his spouse and 1,485 shares of common stock held by Mr. Hansen’s spouse as co-trustee of a parent’s trust.

(6)
Includes 201 shares of common stock registered in the name of Mr. McCann’s spouse.

(7)
Includes 2,772 shares of common stock registered in the name of Mr. Murphy’s spouse.

(8)
Includes 1,000 shares of common stock registered in the name of Mr. Myers’s spouse.

(9)
Includes 2,599 shares of phantom stock allocated to Mr. Tillett’s account under the Virginia Bankers Association’s nonqualified deferred compensation plan for the Company.

(10)
Includes 6,254 shares of phantom stock allocated to Mr. Wampler’s account under the Virginia Bankers Association’s nonqualified deferred compensation plan for the Company.

(11)
Includes 37,048 shares of restricted stock over which Mr. Asbury has no investment power until such shares vest.

(12)
Includes 19,132 shares of restricted stock over which Mr. Gorman has no investment power until such shares vest.

(13)
Includes 6,938 shares of restricted stock over which Mr. Ring has no investment power until such shares vest.

(14)
Includes 10,332 shares of restricted stock over which Mr. Brown has no investment power until such shares vest.

(15)
Includes shares of common stock (including 14,979 shares of restricted stock over which executive officers have no investment power until such shares vest) held by David G. Bilko and Loreen A. Lagatta. Shawn E. O’Brien holds no shares of common stock.

(16)
This information as of December 31, 2018 is based solely on Amendment No. 4 to Schedule 13G filed with the SEC on February 8, 2019, which reported sole voting power over 4,249,052 shares and sole dispositive power over 4,308,495 shares.

(17)
This information as of December 31, 2018 is based solely on Amendment No. 5 to Schedule 13G filed with the SEC on February 6, 2019, which reported sole voting power over 4,418,007 shares and sole dispositive power over 4,573,443 shares.

(18)
This information as of December 31, 2018 is based solely on Schedule 13G filed with the SEC on February 12, 2019, which reported that The Vanguard Group had sole voting power over 67,319 shares and sole dispositive power over 5,564,984 shares and shared voting power over 8,647 shares and shared dispositive power over 68,884 shares.

(19)
This information as of December 31, 2018 is based solely on Schedule 13G filed with the SEC on February 12, 2019, which reported that Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP had shared voting power over 3,538,297 shares and shared dispositive power over 4,240,738 shares and Wellington Management Company LLP had shared voting power over 3,527,077 shares and shared dispositive power over 4,097,805 shares.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
The Company’s leadership team focused during 2018 on achieving its strategic priorities and delivering top-tier financial performance for its shareholders. In alignment with these goals, the Company’s executive compensation programs include a balance of short- and long-term incentives designed to attract, retain and motivate the leadership team to drive sustained growth and profitability of the Company. This section of the proxy statement provides an overview and explanation of the material information relevant to understanding the objectives, policies, and the philosophy underlying the Company’s executive compensation programs, focusing on the named executive officers (also referred to as NEOs).
In 2018, the Company announced the appointment of Maria P. Tedesco to serve as President of the Bank effective September 28, 2018. Her addition to the leadership team was initiated due to the need for John G. Stallings, Jr. to step down as President of the Bank in May 2018 to focus on a health concern. Accordingly, for purposes of this Compensation Discussion and Analysis, the current NEOs are as follows:
•
John C. Asbury, President and CEO of the Company and CEO of Union Bank & Trust

•
Robert M. Gorman, Executive Vice President and Chief Financial Officer of the Company (“CFO”)

•
Maria P. Tedesco, Executive Vice President of the Company and President of Union Bank & Trust

•
David V. Ring, Executive Vice President of the Company and Commercial Banking Group Executive of Union Bank & Trust

•
M. Dean Brown, Executive Vice President of the Company and Chief Information Officer & Head of Banking Operations of Union Bank & Trust (“CIO”)

In this Compensation Discussion and Analysis, the Company’s executive officers, including, but not limited to, the NEOs are sometimes referred to as the “Executive Group.” This section of the proxy statement is intended to inform shareholders about certain incentive compensation plans as well as components of compensation paid to the NEOs. Following the Compensation Discussion and Analysis, the Company provides additional information relating to executive compensation in a series of tables, including important explanatory footnotes and narrative. The Summary Compensation Table is incorporated by reference into this Compensation Discussion and Analysis.
At the 2018 annual meeting of the Company’s shareholders, nearly 95% of the Company’s shareholders who voted on the matter approved, on an advisory basis, the NEOs’ compensation, as described in the Company’s 2018 proxy statement. The Compensation Committee considered the result of the shareholder vote in determining executive compensation policies and decisions since the 2018 annual meeting. The Compensation Committee viewed the vote as an expression of the shareholders’ overall satisfaction with the Company’s current executive compensation programs. Nonetheless, because market practice and the Company’s business needs continue to evolve, the Compensation Committee continually evaluates the compensation programs and makes changes when warranted.
Executive Summary
The Company’s executive compensation programs are designed to link the compensation that its Executive Group receives through the Company’s various incentive plans to its financial performance. In making compensation decisions, the Compensation Committee considers market practices and compensation levels, the Company’s performance and good governance practices. The Company’s goal is to ensure that its compensation programs are competitive in attracting, motivating, and retaining high level executive talent, commensurate with its financial performance, and are generally aligned with the interests of its shareholders.

Each compensation element is generally targeted to the median of  “market,” which is defined through the use of a select peer group and survey data the Compensation Committee deems comparable. The incentive programs are designed so that superior financial performance should result in total compensation higher than the Company’s peers while substandard financial performance should result in total compensation lower than its peers.
When setting goals and objectives under the various compensation programs, the Compensation Committee considers the overall corporate strategy and how the goals enhance and support the strategy. In 2018, the Company completed its acquisition of Xenith. Following the integration of Xenith into the Company, the Company entered into a definitive merger agreement to acquire Access. Through this recent acquisition the Company expects to continue its strategic growth path and expand its presence in Northern Virginia. The Company continues to maintain its commitment to achieving top tier financial performance.
Below are some highlights of the Company’s financial and operational performance for 2018 in support of its strategic plan:
•
The Company completed its acquisition of Xenith on January 1, 2018 and successfully converted all core data systems during 2018.

•
The Company entered into a definitive merger agreement to acquire Access on October 4, 2018 and, after having obtained all necessary regulatory and shareholder approvals, closed the transaction on February 1, 2019.

•
Maria P. Tedesco was appointed President of the Bank on September 28, 2018 to oversee the commercial, retail, wealth management, mortgage, and digital lines of business and all day-to-day operational activities.

•
The Company completed the acquisitions of two investment advisory firms with approximately $1 billion in combined assets under management and advisement.

•
The Company exited its mortgage origination business and entered into an agreement with a third-party mortgage company to offer residential mortgages to Company customers.

Below are some highlights of the Company’s executive compensation programs for 2018:
•
Base salaries of the NEOs, with the exception of Ms. Tedesco who joined the Company in September 2018, were adjusted to ensure competitiveness with the market median of the selected compensation peer group as well as to reflect individual performance, skills and experience.

•
Payments under the Management Incentive Plan (“MIP”), the Company’s short-term incentive compensation plan, were made to the NEOs ranging from 61% to 115% of base salary. These payouts reflected a weighted average achievement of 107% of target for all corporate goals, which were comprised of goals relating to net operating income, return on average assets (“ROA”), return on average tangible common equity (“ROTCE”), and efficiency ratio.

•
Equity awards were made in the form of time-based restricted stock and performance share units under the Company’s long-term incentive program.

•
Previously granted performance share units with a three-year performance period ending December 31, 2017 vested in 2018 at a percentage of 122% as the Company’s total shareholder return (“TSR”) ranked at the 61st percentile of the TSR of the banks comprising the KBW Regional Banking Index at the end of the period.

These actions are in addition to the other best practices embedded in the Company’s executive compensation programs designed to ensure that the Compensation Committee maintains effective governance and oversight of the programs. The chart below illustrates the Company’s compensation governance model and its continual processes.

• Business strategy
• Compensation philosophy
• Market trends & analysis
• Eligibility
• Metric selection
• Risk assessment
• Scenario modeling
• Plan approval
Alignment & Design
• Goal Setting
• Budgeting, forecasting and accruals
Goal Setting & Budgeting
Plan Evaluation
• Review plan performance and effectiveness
• Risk assessment
• Decision plan renewal
Plan Administration
• Communicate
• Collect & validate performance data
• Calculate award amounts
• Approve payouts
• Teammate inquiries

In addition to the above, the table below summarizes what the Company does and does not do with respect to its compensation governance practices and demonstrates that the Company’s practices are designed to encourage actions that are in the long-term interests of its shareholders.
What the Company Does

Pay for Performance
•
The Company bases its annual incentive compensation programs on the achievement of key performance measures that are tied directly to the business strategy and shareholder value.

•
Performance share units deliver value to executives according to pre-determined financial metrics, to the extent performance goals are achieved.

Emphasize Long-term Performance • Equity programs reward performance over a three or four-year time horizon.
Stock Ownership Commitment • Stock ownership guidelines generally align the interests of management with the interests of shareholders.

Clawbacks
•
The Compensation Clawback Policy requires the recoupment of any excess incentive compensation paid to the NEOs, other executive officers or other recipients of incentive-based compensation if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under applicable securities laws.

Risk Management
•
The Company’s compensation plans are evaluated annually by the Company’s risk management group as part of the Company’s enterprise risk management reviews. The reviews are intended to identify areas of potential risk and opportunity that can be discussed with management or the Compensation Committee. The Compensation Committee reviews the results of the risk reviews as part of its effort to ensure the compensation plans do not encourage imprudent risk taking.
•
All executive compensation incentive program payouts and awards are reviewed by the Company’s internal audit department personnel prior to approval by the Compensation Committee.

Compensation Benchmarking • The Company uses a defined peer group for benchmarking, and the Compensation Committee annually reviews the peer group to ensure ongoing relevance of each selected peer.
Engage Independent Advisor • The Compensation Committee uses the services of an independent compensation consultant.
What the Company Does Not Do

No Hedging or Pledging of Company Stock
•
Effective July 1, 2018, the Company amended its Insider Trading Policy to prohibit all directors and employees from entering into any transaction designed to hedge or offset any change in the market value of Company stock (including short sales, puts, calls, swaps or other derivatives, and all other similar transactions).

•
In addition, the revised Policy discourages all employees and prohibits “Section 16 Insiders” and “Covered Persons” (as designated in the Policy) from holding Company stock in a brokerage margin account or pledging Company stock as collateral for a loan.

No Extensive Use of Employment Agreements • The Company limits the use of employment agreements to the CEO and CFO. All other executives are covered under the Company’s Executive Severance Plan.
No Golden Parachute Tax Gross-ups • The Company does not allow for tax gross-ups under employment agreements or other severance plans.
No “Single Trigger” Events • Vesting connected with a change in control requires a qualifying termination of employment.
No Multi-year Compensation Guarantees • No agreement or other plan of the Company provides for any multi-year compensation guarantees.
No Unearned Dividends Paid • The Company does not accrue or pay dividend equivalents on performance-based awards during performance periods.
Compensation Philosophy and Objectives
The Company’s “total compensation philosophy” related to executive compensation is to provide competitive, market-based total compensation programs that are aligned with the Company’s short- and long-term business strategies, tied to Company performance, and supportive of the interests of its shareholders.
Within this framework, the Company observes the following principles:
Pay for performance:   To reflect a balance between fixed and at-risk compensation, performance-based cash incentive programs are used for executives. Payouts under these programs vary with performance against both annual Company goals and individual objectives. Members of the Executive Group are rewarded for achieving targeted performance against the Company’s operational and financial goals, as well as individual growth objectives, and are provided with an incentive to achieve greater financial results for greater financial rewards.
Reward long-term growth and profitability:   To provide rewards that encourage retention, promote performance and increase the level of at-risk compensation, members of the Executive Group are granted equity-based awards with vesting periods generally no less than 3 years. These awards are designed to reward the execution and achievement of long-term results.
Align compensation with shareholder interests:   The interests of the Company’s Executive Group are generally aligned with those of its shareholders through the risks and rewards of the ownership of the Company’s common stock.
Attract and retain highly qualified executives:   Members of the Executive Group have base salaries that are market competitive with the Company’s identified industry peer group and permit the Company to hire and retain high quality individuals at all levels. Several compensation programs include the use of long-term equity compensation to encourage retention. The Company recognizes that by retaining high quality executives, its customers and shareholders will benefit from their expertise, high performance, and service longevity.
Ensure proper governance practices:   Policies and procedures around executive compensation programs are designed to prevent or mitigate excessive risk-taking by balancing short and long-term rewards. All performance-based plans maintain both threshold and maximum levels of payout as well as clawback provisions. Program flexibility is also provided to respond to the changing dynamics within the banking industry.
Each compensation element is generally targeted to the median of the market, which is defined through the use of a select peer group and survey data the Compensation Committee deems comparable. The compensation programs and review process are designed to allow for adjustments for individual variances in experience, skills and contributions.
Role of the Compensation Committee
In accordance with the Compensation Committee’s charter (which is on the Company’s website at http://investors.bankatunion.com/govdocs), the Compensation Committee met eight times during 2018. The principal duties of the Compensation Committee are to:
•
review and recommend to the Board for approval the compensation of the CEO and the other NEOs, taking into consideration the CEO’s compensation recommendations for them. The CEO does not deliberate in regard to his own compensation and is not present during discussions concerning his compensation;

•
provide continuous oversight of executive compensation plans and ensure they adhere to the Company’s overall total compensation philosophy, including an appropriate balance between risk and financial results;

•
review and ensure compliance with the compensation rules and regulations applicable to the Company under the Dodd-Frank Act and certain SEC disclosure rules;

•
approve the MIP corporate goals and objectives relevant to the Executive Group and evaluate the Company’s and each executive’s performance against those goals and objectives;

•
recommend to the Board the compensation components for each member of the Executive Group; and

•
review and recommend to the Board the appropriate level and type of compensation for service by non-employee members of the Board and Board committees.

Compensation Consultants
During 2018, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent executive compensation consulting firm, to provide comprehensive consulting services to the Compensation Committee, including to:
•
provide information regarding base salary ranges and recommendations for the Executive Group;

•
assist in the development of compensation guidelines used during the executive hiring process;

•
review the Compensation Discussion and Analysis section of the proxy statement;

•
assist in developing goals for the short and long-term incentive plans;

•
update the Compensation Committee about regulatory matters and trends;

•
assist with the development of 2018 executive compensation decisions; and

•
attend Compensation Committee meetings.

Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee analyzed whether the work of Pearl Meyer raised any conflicts of interest, taking into consideration the following factors, among others: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees the Company paid to Pearl Meyer as a percentage of Pearl Meyer’s total revenues; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee determined, based on its analysis of the above factors, among others, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company have not created any conflicts of interest.
Compensation Benchmarking and Decisions
The Company conducts annually a benchmarking and peer group exercise with the Compensation Committee and with the assistance of Pearl Meyer. In October 2017, Pearl Meyer presented a review of the Company’s peer group that utilized as the primary criteria for inclusion publicly traded U.S. banks with assets as of the end of the second quarter of 2017 ranging from approximately 50% to 200% of the Company’s asset size. The Compensation Committee considered the “compatibility” and “comparability” of each company when selecting the 2018 peer group. The Compensation Committee reviewed, among other things, each peer company’s asset size, earnings, geographical location, organizational structure and governance, number of employees, number of branch offices, and service offerings.
Following selection and approval by the Compensation Committee of the peer group, the Company was positioned near the median of the group in terms of asset size. As a result, during 2018, the Compensation Committee compared the principal elements of total direct compensation against the peers listed below:
BancorpSouth Bank	NBT Bancorp Inc.
Berkshire Hills Bancorp, Inc.	Old National Bancorp
Chemical Financial Corporation	Pinnacle Financial Partners, Inc.
Community Bank System, Inc.	Simmons First National Corporation
Customers Bancorp, Inc.	South State Corporation
FCB Financial Holdings, Inc.(1)	Sterling Bancorp
First Midwest Bancorp, Inc.	TowneBank
Fulton Financial Corporation	Trustmark Corporation

Great Western Bancorp, Inc.	UMB Financial Corporation
Home BancShares, Inc.	United Bankshares, Inc.
MB Financial, Inc.	WesBanco, Inc.

(1)
FCB Financial Holdings, Inc. merged into Synovus Financial Corp. on January 1, 2019.

In addition to the selected peer group, the Compensation Committee also considered the executive compensation of peer companies used by proxy advisory firms to ensure reasonable overlap.
As part of the annual benchmarking practice, the Compensation Committee reviewed relevant market and survey data and analyses provided by Pearl Meyer. The data used in this exercise primarily included national data from the following:
•
Pearl Meyer, 2017 National Banking Compensation Survey Report;

•
McLagan, 2017 Regional and Community Bank Compensation Survey;

•
Kenexa, 2017 CompAnalyst Database;

•
Custom peer group proxy filings; and

•
Additional proprietary survey sources.

Executive positions were matched to the survey and/or proxy data based on job duties using the appropriate scope for asset size. In addition to reviewing the respective data, the Compensation Committee considered recommendations of other key executives, including the CEO, the CFO, and the Chief Human Resource Officer, in making decisions on compensation.
Compensation Risk Assessment
The Company’s risk management group evaluates the Company’s incentive compensation programs as part of its enterprise risk management review. The evaluations include, but are not limited to, the performance metrics, approval mechanisms and related characteristics of selected Company compensation policies and programs. The goal of the review is to determine whether any of these policies or programs could create risks that may have a material adverse effect on the Company. To date, these reviews have found the compensation programs do not present undue risk for the Company. The Compensation Committee considers the results of these reviews and also regularly reviews the incentive compensation arrangements to ensure that such arrangements do not encourage the NEOs to take unnecessary or excessive risks that would have a material adverse effect on the Company.
Elements of Compensation
Annually, the Compensation Committee evaluates the elements of executive compensation. For 2018, the principal components of compensation for members of the Executive Group were:
Base Salary:   Paid to recognize the day-to-day duties and responsibilities of the Company’s executives.
Short-Term Performance-Based Cash Incentive Opportunity:   Members of the Executive Group have a portion of their targeted annual total cash compensation at risk, contingent upon meeting the Company’s corporate goals and the executive’s personal objectives.
Long-Term Incentive Opportunity — Time-Based Restricted Stock and Performance-Based Awards:   Members of the Executive Group participate in long-term incentive opportunities that link a significant portion of their total compensation to increasing shareholder value.

The following charts illustrate the targeted and actual mix of compensation for the CEO for 2018.
Incentive or variable compensation for an individual executive may become a larger percentage of the executive’s total direct compensation when he or she assumes significant responsibilities and has a significant impact on the financial or operational success of the Company.
Generally, the Compensation Committee targets base salary compensation and the various percentages used to calculate short- and long-term incentive opportunities at the median of the selected peer group market data. For 2018, targeted executive compensation levels were considered in-line with the respective market benchmarks for all components.
Targeted Compensation Levels Relative to Peer Group
Element	Percent of Median
Base Salaries	101%
Target Total Cash Compensation	96%
Target Total Direct Compensation	96%
The elements of compensation are described in detail below and are detailed in the Summary Compensation Table as well as in the other tables following this Compensation Discussion and Analysis.
Base Salary
In early 2018, the Compensation Committee recommended base salaries for the NEOs, which were approved by the Board on February 22, 2018. Ms. Tedesco did not join the Company until September 28, 2018. As a result, the NEO base salaries effective March 1, 2018 were:
Name	2018 Base Salary	% Increase from 2017
John C. Asbury	$679,250	4.5%
Robert M. Gorman	$385,295	3.0%
Maria P. Tedesco(1)	$450,000	n/a
David V. Ring	$370,800	3.0%
M. Dean Brown	$342,034	3.0%

(1)
Reflects initial base salary upon hire on September 28, 2018.

Short-Term Incentive Compensation
The MIP, or Management Incentive Plan, is the Company’s short-term incentive compensation plan. The MIP is an annual plan that begins each January 1, the first day of the Company’s fiscal year.
•
The Compensation Committee administers the MIP and has final authority with respect to all matters or disputes relating to the plan.

•
Award payouts range from 0% to 150% of an executive’s target opportunity based on achieving certain levels of performance.

Payouts under the MIP are subject to the terms of the Company’s Compensation Clawback Policy, as well as any similar provisions of applicable law.
In addition, unless the Compensation Committee determines otherwise, no awards will be paid under the MIP, regardless of performance against the specified measures, if  (1) any regulatory agency issues a formal enforcement action, memorandum of understanding or other negative directive action and the Compensation Committee considers it imprudent to pay awards under the MIP, or (2) after a review of the Company’s credit quality measures the Compensation Committee considers it imprudent to pay awards under the MIP.
Taking into consideration the recommendations of Pearl Meyer and the CEO’s recommendations for the other NEOs, the Compensation Committee assigns each NEO an incentive award target as a percentage of year end base salary. The Compensation Committee also assigns each NEO a weighting between the corporate and individual/divisional goals.
Based on the Compensation Committee’s October 2017 executive compensation review indicating that targeted total cash compensation of the Company’s executives was aligned with the market median of the Company’s compensation peer group, the Compensation Committee did not recommend to the Board for approval any changes to the short-term incentive target opportunities for the NEOs, with the exception of Mr. Asbury, for 2018. Given the positioning of the CEO’s pay relative to the market median for the peer group, and performance during his first year in the role, the Compensation Committee approved and recommended to the Board for approval an increase in Mr. Asbury’s short-term incentive target from 75% of year-end base salary in 2017 to 85% for 2018. Listed below are each NEO’s targeted percentages and weightings for the 2018 MIP:
Name	Target as a Percentage of Base Salary	Corporate Goal Weighting	Individual/ Divisional Goal Weighting
John C. Asbury	85%	80%	20%
Robert M. Gorman	50%	80%	20%
Maria P. Tedesco(1)	n/a	n/a	n/a
David V. Ring	45%	40%	60%
M. Dean Brown	45%	60%	40%

(1)
Ms. Tedesco will become a participant in the 2019 MIP, with a target bonus of 60% of her annual base salary.

Corporate Goals
For most NEOs, the largest portion of the MIP payouts is based on achievement of corporate performance measures. In 2018, the corporate measures were adjusted from prior years to include profitability measures that will more clearly indicate achievement of top-tier financial performance against the Company’s peers. Previously used loan and deposit growth goals will continue to be important in driving these measures, and thus will remain a significant component of individual and divisional goals. Target corporate performance is based upon the 2018 corporate budget.

The Compensation Committee reviewed and approved the 2018 corporate performance measures and weightings of the MIP taking into consideration quantitative data and considering projected performance in light of events affecting the Company from an economic, regulatory and operational perspective.
The corporate performance measures and their respective weightings as approved by the Compensation Committee are outlined below (dollars in thousands):
Corporate Performance Measure	Weighting	Threshold	Target	Superior
Net Operating Income	25%	$134,610	$164,159	$180,575
Q4’18 Annualized ROA(1)	20%	1.00%	1.30%	1.50%
Q4’18 Annualized ROTCE(1)	30%	12.0%	15.0%	17.0%
Q4’18 Annualized Efficiency Ratio(1)	25%	60.4%	55.0%	52.0%
	100%

(1)
Performance targets for these goals were established using a projected 4th quarter annualized run rate, versus full year results, to allow for the full realization of cost savings associated with the Xenith acquisition.

Individual Goals
Most of the NEOs have a smaller portion of their MIP payouts based on individual goals. For each NEO, the CEO evaluates individual performance against the relevant individual/divisional goals, determines whether the NEO met his or her individual goals for the plan year, and provides the information to the Compensation Committee as needed to assist with recommendations and decisions.
In 2018, Mr. Asbury’s individual goals centered on the ability of the Company to deliver on its strategic priorities of portfolio and revenue diversification, core funding growth, efficiency improvements, management of teammates to achieve higher levels of performance, creation of a more distinctive and enduring brand and integration of Xenith.
Mr. Gorman’s individual goals for 2018 were based on leading and supporting the merger and acquisition strategy and successfully integrating all accounting operations, reporting and treasury functions. In addition, Mr. Gorman was expected to lead the executive leadership team through a comprehensive strategic planning process to develop the Company’s three-year strategic plan for 2019-2021. In addition, Mr. Gorman’s goals included holding the Company’s first investor day for Wall Street analysts/investors to build the “new” Company message, and effectively executing and coordinating the secondary public common stock offering in support of exiting former Xenith private equity shareholders.
Ms. Tedesco was not a participant in the MIP during 2018, and will begin participating in 2019.
Mr. Ring’s individual goals for 2018 were developed to ensure the achievement of loan growth and deposit production goals. He was expected to continue to build out new commercial markets as a result of the Xenith acquisition, and to recruit and develop talent to support teams focused on commercial and industrial lending. In addition, his goals included the development of an improved pipeline tracking system and the implementation of a consistent sales process with improved client relationship management.
Mr. Brown’s individual goals for 2018 primarily centered on driving and supporting the integration efforts associated with all acquisitions, implementing recommendations to improve efficiency, evaluating and aligning operational capabilities to deliver on changing and new business models and establishing an Application Integration Program. In addition, his goals included delivering on business priorities by meeting service level agreements and providing business-level support through the project management office.
Award Payouts
Payouts were made to the NEOs under the 2018 MIP based on their achievement of both corporate and individual goals. The Compensation Committee has discretion under the MIP to withhold or adjust any incentive compensation in its sole discretion as it deems appropriate; the Compensation Committee did not make any adjustments under the MIP for 2018.

The portion of payouts under the 2018 MIP that were based on performance against corporate measures were based on actual corporate results assessed against threshold, target and superior performance levels as described above. Payouts for performance between threshold and superior were calculated using straight line interpolation using a 10% payout for threshold performance, a 100% payout for target performance, and a 150% payout for superior performance. The following table shows the Company’s performance against each corporate performance measure and the resulting payout percentage (dollars in thousands):
Corporate Performance Measure	Weighting	Actual Results		Achievement %	Payout %
Net Operating Income(1)	25%	$167,091	Slightly above target	102%	111%
Q4’18 Annualized ROA(2)	20%	1.33%	Slightly above target	103%	109%
Q4’18 Annualized ROTCE(3)	30%	16.93%	Slightly less than superior	113%	148%
Q4’18 Annualized Efficiency Ratio(4)	25%	51.55%	Above superior	107%	150%
	100%				132%

(1)
Net operating income is adjusted for the after-tax impact of merger related costs, discontinued operations, gain on sale of Shore Premier Finance Division, unplanned executive costs, insurance proceeds on a previously charged off Xenith loan, OREO valuation adjustments, securities gains and branch closure costs.

(2)
The net income amounts utilized in ROA are adjusted for the after-tax impact of merger related costs, insurance proceeds on a previously charged off Xenith loan, and discontinued operations.

(3)
The net income amounts utilized in ROTCE are adjusted for the after-tax impact of merger related costs, insurance proceeds on a previously charged off Xenith loan, discontinued operations, and amortization of intangible assets.

(4)
The noninterest expense utilized in the efficiency ratio is adjusted for merger related costs, OREO gains/losses, OREO valuation adjustments, discontinued operations, and amortization of intangible assets. The noninterest income utilized in this calculation is adjusted for securities gains/losses and insurance proceeds on a previously charged off Xenith loan.

With respect to individual/divisional goals, payouts under the 2018 MIP were based on performance against both qualitative and quantitative goals. The following table describes the respective NEO’s achievement against his or her individual/divisional goals under the MIP for 2018 and the payout percentage, in each case as approved by the Compensation Committee with respect to each NEO:
Name	Actual Results	Payout %
John C. Asbury	Achieved superior performance in his ability to execute on the strategic priorities and to deliver on the vision for the Company. Also recognized for his achievements with respect to leadership and people management, internal and external relationship building and strong operating metrics.	150%
Robert M. Gorman	Achieved superior performance with respect to all goals which included: the acquisition of two Registered Investment Advisor firms; successful completion of the Xenith transaction; announcement of the Access acquisition; sale of the marine finance division at a significant gain to the Company, and coordination of the successful mortgage company exit. Also coordinated a new three year strategic plan process and held the first Investor Day. In addition completed the successful exit of the private equity investors associated with the Xenith acquisition in 2018.	150%
Maria P. Tedesco	N/A	N/A

Name	Actual Results	Payout %
David V. Ring	Achieved superior performance across all objectives including combined loan and deposit growth. Led significant change across the commercial business line. Created and closely monitored pipeline tracking by segment/region/team and individual banker. Completed a full reorganization of the commercial teams including significant recruitment, the exit of underperformers and a redistribution of talent to match skills with roles. Instituted better client relationship planning and debriefing.	150%
M. Dean Brown	Achieved above target and/or superior performance on all objectives for the year. Met and exceeded service level agreements for a majority of the year across all service organizations. Established a structure for the successful integration/conversion of Xenith, and initial planning and execution for Access. Developed a data warehousing strategy to meet an evolving business, and engaged both the digital and wealth businesses to ensure success with key strategic priorities. Operating the function under budget and implemented automated reporting and workflows.	140%
In early 2019, the Compensation Committee and the Company’s Board of Directors approved the following payouts to the NEOs under the MIP for 2018:
Name	Payout	% of Base Salary
John C. Asbury	$782,904	115.26%
Robert M. Gorman	$261,230	67.80%
Maria P. Tedesco	N/A	N/A
David V. Ring	$238,276	64.26%
M. Dean Brown	$208,093	60.84%
Long-Term Incentive Compensation
Long-term incentive compensation is provided to members of the Executive Group to reward the executives for the execution and achievement of long-term results and to generally align their interests with those of the Company’s shareholders. The Compensation Committee approves long-term incentive compensation awards annually. The Compensation Committee does not time the approval of awards based on information, either positive or negative, about the Company that has not been publicly disseminated.
In making long-term incentive compensation determinations, the Compensation Committee considers the following:
•
the Company’s performance relative to peers;

•
industry-specific survey results;

•
the data and opinions offered by Pearl Meyer, the Compensation Committee’s independent compensation consultant;

•
the Company’s earnings, growth, and risk management practices and results; and

•
in determining the type of award to be granted, the accounting and tax treatment of the award for both the Company and the recipient.

The Company maintains stock ownership guidelines to support the objective of increasing the amount of Company common stock owned by NEOs and certain other members of management to align the financial interests of management with the general financial interests of shareholders, and to ensure that management has a significant stake in the organization’s long-term success.

Stock Incentive Plan
As of December 31, 2018, the Company had outstanding equity awards to NEOs granted under the Union Bankshares Corporation Stock and Incentive Plan (“UBC SIP”), previously known as the 2011 Stock Incentive Plan. The UBC SIP was originally adopted by the Board and approved by the shareholders in 2011 but was amended and restated by the Board on January 29, 2015 and became effective April 21, 2015, when approved by the Company’s shareholders. The UBC SIP makes 2,500,000 shares of the Company’s common stock available for granting stock awards in the form of stock options, restricted stock, restricted stock units, stock awards, performance share units and performance cash awards to eligible employees and non-employee directors of the Company and its subsidiaries. The Compensation Committee administers the UBC SIP and has discretion with respect to determining whether, when, and to whom awards may be granted. The Compensation Committee also determines the terms and conditions for each such award, including any vesting schedule, subject in the case of NEOs to Board approval. As of December 31, 2018, there were 1,300,663 shares remaining in the UBC SIP for specific grants and awards.
2018 Long-Term Incentive Plan
The Compensation Committee believes that long-term incentive compensation should be balanced between retention and performance incentives and therefore a combination of restricted stock awards and performance share units are used. The Compensation Committee believes that this combination coupled with meaningful stock ownership requirements reduces the risk profile of the awards while ensuring that executives are focused on shareholder value and the long-term success of the Company. The 2018 Long-Term Incentive Plan (“LTIP”) had two components weighted as follows:
•
50% of the executive’s target long-term incentive value was awarded as a restricted stock award vesting at 50% on the third anniversary and 50% on the fourth anniversary of the date of the grant; and

•
50% of the executive’s target long-term incentive value was awarded as performance share units.

The number of shares and units was calculated using the per share closing price of the Company’s common stock on the NASDAQ market on the grant date approved by the Board.
Executives may earn the performance share unit portion of their awards by achieving certain metrics as established by the Compensation Committee over a three-year performance period. In 2018, the Compensation Committee determined to continue using a measure of relative TSR versus the TSR of banks comprising the KBW Regional Banking Index. Vesting of the performance share unit awards can range from a threshold of 10% (for relative TSR equal to the 25th percentile of the peer banks) to a target of 100% (for relative TSR equal to the 50th percentile of the peer banks) to a maximum of 200% (for relative TSR equal to the 100th percentile). Vesting for performance between the stated percentiles is calculated using straight line interpolation. Relative TSR below the 25th percentile of the peer banks would result in no vesting of the performance share unit awards.
In addition, in the case of performance share units, each award is subject to clawback by the Company as may be required by applicable law, SEC or NASDAQ rule or regulation or the Company’s Compensation Clawback Policy. Pursuant to the Company’s Compensation Clawback Policy, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will require, to the extent appropriate, the surrender of a portion or all of the shares received in payment of the performance share units. The Company has the right to modify future long-term incentive awards should repayment not occur.
2018 Long-Term Incentive Plan Awards
As part of the 2018 LTIP, on February 15, 2018, the Compensation Committee approved and recommended to the Board, which the Board then approved on February 22, 2018, awards of restricted stock and performance share units to the NEOs under the UBC SIP. The chart below shows the 2018 restricted stock and performance share unit awards:

Name	Restricted Stock	Performance Share Opportunity(1)
John C. Asbury	10,897	10,897
Robert M. Gorman	3,606	3,606
Maria P. Tedesco(2)	n/a	n/a
David V. Ring	2,726	2,726
M. Dean Brown	2,515	2,515

(1)
The performance share opportunity is presented as the target number of performance share units.

(2)
As a new hire in 2018, Ms. Tedesco was not eligible to participate in the Company’s 2018 LTIP. She will become eligible to participate in the Company’s 2019 LTIP, with a target equity award equal to 90% of her annual base salary.

Other Long-Term Incentive Plan Awards
In connection with her offer of employment with the Company, Ms. Tedesco was awarded performance share units with a three-year performance period ending October 31, 2021 based on the measure of relative TSR versus the TSR of banks comprising the KBW Regional Banking Index. The chart below shows the 2018 performance share unit awards awarded to Ms. Tedesco:
Name	Performance Share Opportunity(1)
Maria P. Tedesco	8,671

(1)
The performance share opportunity is presented as the target number of performance share units.

Stock Ownership Guidelines
The Company’s stock ownership guidelines, as originally adopted in 2013 and amended effective January 1, 2018, were developed based on a review of competitive market practice. Stock ownership levels for the NEOs are as follows:
Participant	Value of Shares Owned
Chief Executive Officer	3x Base Salary
Bank President	2x Base Salary
Chief Financial Officer	2x Base Salary
Other Executive Officers	1x Base Salary
The guidelines state that each executive should achieve the designated level of stock ownership within a five-year period. For a new executive officer, as defined in the guidelines, the five-year period begins on January 1 of the year following his or her date of hire or designation as an executive officer. Prior to meeting the applicable stock ownership level guidelines, an executive officer must retain 50% of the shares received as a result of vesting or exercise of awards granted under the Company’s equity compensation plans.
Each executive officer’s stock ownership level is reviewed annually by the Company and the Compensation Committee. As of the April 2018 review, all current NEOs were in compliance with their respective stock ownership levels, other than Ms. Tedesco, whose five-year period began January 1, 2019.
Executive Agreements
Mr. Asbury and Mr. Gorman are the only two NEOs who are covered under individual agreements with the Company. All other NEOs are participants in the Union Bankshares Corporation Executive Severance Plan as amended and restated effective January 1, 2018.

Employment and Change-in-Control Agreements
John C. Asbury.   The Company entered into an employment agreement on August 23, 2016 with Mr. Asbury that provides for an initial term of three years, beginning October 1, 2016 and ending December 31, 2019. The employment term automatically renews on January 1, 2020 and annually thereafter each January 1 for an additional twelve months unless notice of non-renewal is given by the Company. Per the terms of the agreement, however, the employment term will not automatically extend beyond December 31 of the year in which Mr. Asbury attains age 65.
Mr. Asbury’s base salary and any recommendations of the Compensation Committee with respect to such salary are reviewed annually by the Board. He is eligible to participate in the Company’s short- and long-term cash and equity incentive plans. Incentive compensation under those plans is at the discretion of the Company’s Board and Compensation Committee.
The Company may terminate Mr. Asbury’s employment without “Cause” (as defined in the Employment Agreement) with thirty days prior written notice to him. Mr. Asbury also may voluntarily terminate his employment with the Company at any time for “Good Reason” (as defined in the Employment Agreement). In the event the Company terminates Mr. Asbury’s employment without Cause or Mr. Asbury voluntarily terminates his employment for Good Reason, or in the event the Company fails to renew the term of Mr. Asbury’s employment for calendar years 2020 and 2021, the Company will generally be obligated to continue to provide the compensation and benefits specified in the agreement, including base salary, for two years following the date of termination. In the event the Company fails to renew Mr. Asbury’s employment for calendar years 2022 and thereafter, the Company’s obligation to Mr. Asbury will consist of the compensation and benefits specified in the agreement for one year following the date of termination.
In the event of a termination for “Cause” (as defined in the Employment Agreement), Mr. Asbury will be entitled to receive his accrued but unpaid base salary and any unreimbursed expenses he may have incurred before the date of his termination.
If Mr. Asbury dies while employed by the Company, the Company will pay his designated beneficiary or estate an amount equal to Mr. Asbury’s then current base salary for a period of six months after his death.
Mr. Asbury’s Employment Agreement will terminate in the event that there is a change in control of the Company, at which time the Management Continuity Agreement, dated as of August 23, 2016, between the Company and Mr. Asbury, will become effective and any termination benefits will be determined and paid solely pursuant to the Management Continuity Agreement.
Under the terms of Mr. Asbury’s Management Continuity Agreement, the Company or its successor is required to continue in its employ Mr. Asbury for a term of three years after the date of a “Change in Control” (as defined in the Management Continuity Agreement). According to certain provisions, Mr. Asbury will retain commensurate authority and responsibilities and compensation benefits. He will receive a base salary at least equal to that paid in the immediate prior year and a bonus at least equal to the average annual bonus paid for the two years prior to the change in control.
If the employment of Mr. Asbury is terminated during the three years other than for “Cause” or “Disability” (as defined in the Management Continuity Agreement), or if he should terminate employment for “Good Reason” (as defined in the Management Continuity Agreement), Mr. Asbury will be entitled to a lump sum payment, in cash, not later than the first day of the seventh month after the date of termination equal to 2.00 times the sum of his then current base salary and his highest annual bonus paid or payable for the two most recently completed years, and any of his pre-tax reductions or compensation deferrals for the most recently completed year; for 24 months following the date of termination, Mr. Asbury will also continue to be covered under all health and welfare benefit plans of the Company in which he or his dependents were participating immediately prior to the date of termination and the Company will continue the benefit at the same rate applicable to active employees. The Management Continuity Agreement for Mr. Asbury provides for a cutback to the minimum payment and benefits such that the payments do not trigger an excise tax.

Robert M. Gorman.   The Company entered into an employment agreement with Mr. Gorman effective as of July 17, 2012. Mr. Gorman’s agreement has an initial term of two and-a-half years, and automatically renews annually for an additional calendar year upon the expiration of the initial term unless the Company gives notice that the employment term will not be extended. His Employment Agreement contains substantially similar terms to Mr. Asbury’s Employment Agreement. Mr. Gorman’s Employment Agreement will terminate in the event there is a change in control of the Company, at which time the Amended and Restated Management Continuity Agreement between him and the Company originally dated July 17, 2012 and amended as of December 7, 2012 will become effective and any termination benefits will be determined and paid solely pursuant to that agreement. Mr. Gorman’s Management Continuity Agreement also contains substantially similar terms to Mr. Asbury’s Management Continuity Agreement.
Maria P. Tedesco, M. Dean Brown & David V. Ring.   Ms. Tedesco and Messrs. Brown and Ring are participants in the Company’s Executive Severance Plan and are entitled to certain severance benefits upon termination of employment under specified termination events, as described further below.
Executive Severance Plan
On September 22, 2017, the Board, acting on the recommendation of the Compensation Committee, approved an amendment and restatement of the Union Bankshares Corporation Executive Severance Plan, which amendment and restatement became effective January 1, 2018.
The Executive Severance Plan provides benefits to certain key or critical employees of the Company, including but not limited to, all of the Company’s NEOs other than the Chief Executive Officer, in the event of  (i) the involuntary termination of the employee’s employment by the Company without cause (as defined in the Executive Severance Plan) or (ii) the involuntary termination of the employee’s employment by the Company without cause (as defined in the Executive Severance Plan) or by the employee for good reason (as defined in the Executive Severance Plan) within three years following a change in control of the Company (as defined in the Executive Severance Plan). The plan’s provisions do not apply to the Company’s CFO as he continues to have employment and management continuity agreements that provide severance or severance type benefits.
The Executive Severance Plan provides post-termination benefits for eligible executives in the case of a qualifying involuntary termination without cause (as defined in the Executive Severance Plan) that is not in connection with, or occurs more than three years following, a change in control of the Company. These benefits consist of:
•
a lump sum payment equal to the executive’s annual base salary at the time of termination, plus an amount equal to the executive’s annual incentive bonus paid or payable for the prior year pro-rated for the then-current calendar year through the termination date;

•
a lump sum payment equal to 12 times the Company-paid monthly subsidy for group health and dental plans;

•
outplacement services for 12 months provided in accordance with Company guidelines; and

•
any earned but unpaid obligations under any other benefit plan of the Company (“accrued obligations”).

The plan also provides enhanced post-termination benefits for eligible executives in the case of a qualifying termination without cause (as defined in the Executive Severance Plan) or for good reason (as defined in the Executive Severance Plan) that occurs within three years following a change in control of the Company. These enhanced post-termination change in control benefits are provided in a tiered structure. The Company’s Section 16 officers who are eligible executives (which includes Ms. Tedesco, Messrs. Brown and Ring) and the Chief Audit Executive are “Tier 1 Executives,” and all other eligible executives are “Tier 2 Executives.” The post-termination change in control benefits for each tier of executives under the plan consist of:

Tier 1
•
a lump sum payment equal to two times the sum of the executive’s annual base salary at the time of termination plus an amount equal to the executive’s highest annual incentive bonus paid or payable, including by reason of deferral, for the two most recently completed years;

•
a lump sum payment equal to 24 times the Company-paid monthly subsidy for group health and dental plans;

•
outplacement services for 12 months provided in accordance with Company guidelines; and

•
any accrued obligations.

Tier 2
•
a lump sum payment equal to the executive’s annual base salary at the time of termination plus an amount equal to the executive’s highest annual incentive bonus paid or payable, including by reason of deferral, for the two most recently completed years;

•
a lump sum payment equal to 12 times the Company-paid monthly subsidy for group health and dental plans;

•
outplacement services for 12 months provided in accordance with Company guidelines; and

•
any accrued obligations.

In the case of a qualifying termination with or without a change in control, an executive must execute and not revoke a release of claims and non-solicitation agreement with the Company in the form provided by the Company to receive benefits (other than the accrued obligations). An executive who is a party to another agreement with the Company that provides severance or severance type benefits upon termination of employment may not receive post-termination benefits under the plan. In addition, no benefits will be paid to the extent they are duplicative of benefits under other plans or agreements with the Company.
The Company, with the approval of its Board (or the Compensation Committee, in accordance with the Company’s bylaws), has the right to amend, modify or terminate the Executive Severance Plan at any time if it determines that it is necessary or desirable to do so.
Potential Post-Employment Payments
Estimated potential payments to members of the Executive Group, upon the termination of their employment, including a termination following a change in control, if applicable, are set forth in the Potential Payments Upon Termination or Change In Control table.
Executive Perquisites and Other Benefits
The Company also provides limited perquisites to members of its Executive Group. In accordance with the Company’s vehicle policy, certain NEOs, including Messrs. Asbury and Ring and Ms. Tedesco, are provided with Company-owned and -maintained vehicles for business use, and any personal use thereof is considered a perquisite to the NEO, as reflected in the 2018 All Other Compensation Table.. In addition, as part of their offers of employment, Ms. Tedesco and Mr. Ring received relocation assistance benefits in 2018.
All NEOs are covered under a financial planning allowance program that provides for reimbursement of certain financial planning expenses up to a $10,000 (net of taxes) annual limit. The Company also provides to all NEOs the benefit of an executive health program including an annual physical and concierge membership.
All members of the Executive Group currently have mobile devices, which are considered integral to the performance of their jobs and are paid for by the Company (in accordance with the Company’s cell phone policy).

Other Benefits and Agreements
All members of the Executive Group are eligible to participate in the health and welfare benefit programs available to all of the Company’s employees. These programs include medical, dental, and vision coverages, short and long-term disability plans, and life insurance. All members of the Executive Group are also eligible to participate in the Employee Stock Ownership Plan sponsored by the Company.
In addition, the Company has a 401(k) profit sharing plan. All members of the Executive Group participate in this plan and are fully vested in their own contributions. The Company’s discretionary matching contributions vest at 100% upon two years of service.
The Company and Mr. Gorman are parties to bank owned life insurance (“BOLI”) agreements. Generally, under each BOLI agreement, the Company has applied to a reputable insurance company for an insurance policy on the executive’s life. The insured executive is requested to designate his beneficiary upon death. A death benefit will be paid to the executive’s designated beneficiary, or to his estate, as may be applicable, under the provisions of the applicable agreement, and a death benefit will also be paid to the Company. Any death benefit paid to the Company will be in excess of any death benefit paid to the insured executive’s designated beneficiary. The Company has entered into BOLI agreements with Mr. Gorman in 2014 and 2015, both of which carry a death benefit for his designated beneficiary or estate of  $100,000.
Executive Compensation in 2019
In November 2018, the Compensation Committee began an executive compensation review with data and analyses provided by Pearl Meyer, its independent compensation consultant. The purpose of the review is to assess the market competitiveness of current compensation against updated data for the selected peer group of base salaries, short-term and long-term incentive targets to assist in making decisions for 2019. The review indicated that in the aggregate compensation levels fell within the competitive range for each pay component (i.e., plus or minus ten percent of the market median); however, competitive positioning varied by individual executive.
Compensation Levels Relative to Peer Group
Element	Percent of Median
Base Salaries	91%
Actual Total Cash Compensation	85%
Target Total Cash Compensation	90%
Target Total Direct Compensation	88%
In February 2019, the Compensation Committee met and approved new base salaries for the NEOs. The new NEO base salaries were approved by the Board on February 21, 2019 as follows:
Name	2019 Base Salary	2019 % Increase
John C. Asbury	$800,000	17.8%
Robert M. Gorman	$412,266	7.0%
Maria P. Tedesco	$470,250	4.5%
David V. Ring	$381,924	3.0%
M. Dean Brown	$359,136	5.0%

The Compensation Committee also approved and recommended to the Board of Directors for approval a change in the short-term incentive opportunity for Ms. Tedesco, and the long-term incentive opportunities for Ms. Tedesco and Messrs. Asbury, Gorman and Ring. As a result the target incentive opportunities for all NEOs for 2019 are as follows:
Name	2019 Short-Term Target as % of Base Salary	2019 Long-Term Target as % of Base Salary
John C. Asbury	85%	125%
Robert M. Gorman	50%	85%
Maria P. Tedesco	60%	90%
David V. Ring	45%	60%
M. Dean Brown	45%	55%
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that appears above in this proxy statement. Based on its reviews and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
Respectfully submitted by the members of the Compensation Committee,
Linda V. Schreiner, Chairman
Glen C. Combs
Beverley E. Dalton
Thomas P. Rohman
Ronald L. Tillett
F. Blair Wimbush

EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table provides information on the compensation accrued or paid by the Company or its subsidiaries during the years indicated for the NEOs.
2018 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation (MIP)(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
John C. Asbury(4) President and Chief Executive Officer, Union Bankshares Corporation and Chief Executive Officer, Union Bank & Trust	2018	674,375	—	815,096	—	782,904	—	60,129	2,332,504
	2017	650,000	—	552,492	—	479,816	—	48,698	1,731,006
	2016	164,962	300,000	1,049,990	—	—	—	22,110	1,537,062
Robert M. Gorman EVP and Chief Financial Officer, Union Bankshares Corporation	2018	383,425	—	269,729	—	261,230	—	29,761	944,145
	2017	372,257	—	243,676	—	192,908	—	30,029	838,870
	2016	361,415	—	181,593	—	219,622	—	29,370	792,000
Maria P. Tedesco(4) EVP, Union Bankshares Corporation and President, Union Bank & Trust	2018	114,375	100,000	300,017	—	—	—	314,838	829,230
	2017	—	—	—	—	—	—	—	—
	2016	—	—	—	—	—	—	—	—
David V. Ring(4) EVP, Union Bankshares Corporation and Commercial Banking Group Executive, Union Bank & Trust	2018	369,000	75,000	203,905	—	238,276	—	112,584	998,765
	2017	94,500	—	75,008	—	43,433	—	3,105	216,046
	2016	—	—	—	—	—	—	—	—
M. Dean Brown EVP, Union Bankshares Corporation and Chief Information Officer & Head of Banking Operations, Union Bank & Trust	2018	340,374	—	188,122	—	208,093	—	42,188	778,777
	2017	330,460	—	149,447	—	166,698	—	28,344	674,949
	2016	320,333	—	145,085	—	182,377	—	207,313	855,108

(1)
The amounts reported reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. Stock awards consist of both restricted and performance-based awards. The performance-based awards in the above table assume the probable outcome of performance conditions is equal to the targeted potential value of the awards, which is less than the maximum performance level. The grant date fair values, based on achievement of the maximum performance level, would be as follows for the awards granted:

	2018	2017	2016
Asbury	$815,096	$552,492	$1,260,000
Gorman	$269,728	$187,070	$181,594
Tedesco	$600,034	—	—
Ring	$203,904	—	—
Brown	$188,122	$149,448	$145,084
Restricted awards vest over periods ranging from one to four years. For valuation and discussion of the assumptions related to restricted and performance-based awards, refer to the Company’s 2018 Form 10-K Note 15 “Employee Benefits and Stock Based Compensation” of the notes to the consolidated financial statements.

(2)
Represents cash award for individual and company performance under the MIP based upon achievement of specific goals approved by the Company’s Compensation Committee. Achievement of specific goals and amount of cash award are determined by the Company’s Compensation Committee and submitted to the Company’s Board for approval.

(3)
The details of the components of this column are provided in a separate table below.

(4)
Ms. Tedesco joined the Company on September 28, 2018, Mr. Ring joined the Company on September 27, 2017, and Mr. Asbury joined the Company on October 1, 2016.

2018 ALL OTHER COMPENSATION TABLE
Name	Company Contributions to Retirement and 401(k) Plans ($)	Dividends on Restricted Stock Awards(1) ($)	Other Plan Payments(2) ($)	BOLI Income ($)	Other Benefits(3) ($)	Total ($)
John C. Asbury	11,000	22,932	4,305	—	21,892	60,129
Robert M. Gorman	11,000	14,184	4,305	272	—	29,761
Maria P. Tedesco	8,575	—	—	—	306,263	314,838
David V. Ring	11,000	3,646	—	—	97,938	112,584
M. Dean Brown	11,000	12,168	4,305	—	14,715	42,188

(1)
The executives receive the same cash dividends on restricted shares as holders of regular common stock.

(2)
Represents contributions made by the Company to the Employee Stock Ownership Plan on behalf of the individuals.

(3)
Represents income associated with the personal use of Company owned vehicles for Messrs. Asbury and Ring and Ms. Tedesco, financial planning services for Messrs. Asbury and Brown, and executive health benefits for Messrs. Asbury and Brown and Ms. Tedesco. For Ms. Tedesco and Mr. Ring this column includes relocation benefits paid in 2018 of  $304,665 and $95,163, respectively.

Stock Option Grants and Stock Awards in 2018
The Grants of Plan-Based Awards in 2018 table and the Outstanding Equity Awards at Fiscal Year End 2018 table provide information for both non-equity and equity incentive plan awards, if any, and all other stock option grants and stock awards. The awards made to each NEO are also included in the Summary Compensation Table and represent a portion of the long-term incentive compensation available to the executive for the period January 2018 through December 2020.
The following table provides information with regard to the stock awards granted during 2018 (and reported as Stock Awards in the Summary Compensation Table) and the annual cash incentive compensation award opportunity for 2018 for the NEOs.

GRANTS OF PLAN-BASED AWARDS IN 2018
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Option and Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John C. Asbury	N/A	57,736	577,363	866,044	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	10,897	—	—	407,548
	2/22/2018	—	—	—	1,090	10,897	21,794	—	—	—	407,548
Robert M. Gorman	N/A	19,265	192,648	288,971	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	3,606	—	—	134,864
	2/22/2018	—	—	—	361	3,606	7,212	—	—	—	134,864
Maria P. Tedesco	11/1/2018	—	—	—	867	8,671	17,342	—	—	—	300,017
David V. Ring	N/A	16,686	166,860	250,290	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	2,726	—	—	101,952
	2/22/2018	—	—	—	273	2,726	5,452	—	—	—	101,952
M. Dean Brown	N/A	15,392	153,915	230,873	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	2,515	—	—	94,061
	2/22/2018	—	—	—	252	2,515	5,030	—	—	—	94,061

(1)
Represents cash award for individual and Company performance under the MIP based upon achievement of specific goals. The annual cash incentive awards earned by the NEOs in 2018 under the MIP are shown in the Summary Compensation Table under the column captioned “Non-Equity Incentive Plan Compensation.” Maximum represents the potential payout for performance that exceeds expectations.

(2)
Reflects performance share unit awards. The awards vest based on the achievement of TSR compared to companies comprising the KBW Regional Banking Index at the end of a three-year performance period. Vesting of the performance share unit awards can range from a threshold of 10% (for relative TSR equal to the 25th percentile of the peer banks) to a target of 100% (for relative TSR equal to 50th percentile of the peer banks) to a maximum of 200% (for relative TSR equal to 100th percentile). Vesting for performance between the stated percentiles is calculated using straight line interpolation. Relative TSR below the 25th percentile of the peer banks will result in no vesting of the performance share unit awards. Any stock units earned will be paid during the first 2½ months after the end of the performance period.

(3)
Reflects time-based restricted stock awards.

(4)
The amounts reported reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The grant date per share fair value for both the restricted and performance-based awards was based on the per share closing price of the Company’s common stock on the grant date. The performance-based awards in the above table assume the probable outcome of performance conditions is equal to the target potential value of the awards. Restricted awards have vesting periods between one and four years from the date of grant. For valuation and discussion of the assumptions related to restricted and performance-based awards, refer to the Company’s 2018 Form 10-K Note 15 of the notes to the consolidated financial statements on “Employee Benefits and Stock Based Compensation”.

The following table shows certain information regarding outstanding awards for non-vested stock (includes restricted and performance stock) at December 31, 2018 for the NEOs. None of the NEOs held any outstanding stock options as of December 31, 2018. This table discloses outstanding awards whose ultimate value is unknown and has not been realized (i.e., dependent on future results of certain measures).
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018
		STOCK AWARDS
Name	Grant Date or Performance Period	Number of Shares of Stock That Have Not Vested(1) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
John C. Asbury	11/1/2016	7,556	213,306	—	—
	2/23/2017	7,416	209,354	—	—
	2/22/2018	10,897	307,623	—	—
	11/1/2016 – 10/31/2019	—	—	22,670	639,975
	1/1/2017 – 12/31/2019	—	—	7,416	209,354
	1/1/2018 – 12/31/2020	—	—	10,897	307,623
Robert M. Gorman	2/26/2015	1,602	45,224	—	—
	2/25/2016	4,014	113,316	—	—
	2/23/2017	2,511	70,886	—	—
	5/2/2017	1,660	46,862	—	—
	2/22/2018	3,606	101,797	—	—
	1/1/2016 – 12/31/2018	—	—	4,014	113,316
	1/1/2017 – 12/31/2019	—	—	2,511	70,886
	1/1/2018 – 12/31/2020	—	—	3,606	101,798
Maria P. Tedesco	11/1/2018 – 10/31/2021	—	—	8,671	244,783
David V. Ring	11/1/2017	1,650	46,580	—	—
	2/22/2018	2,726	76,955	—	—
	1/1/2018 – 12/31/2020	—	—	2,726	76,955
M. Dean Brown	3/27/2015	2,000	56,460	—	—
	2/25/2016	3,207	90,534	—	—
	2/23/2017	2,006	56,630	—	—
	2/22/2018	2,515	70,999	—	—
	1/1/2016 – 12/31/2018	—	—	3,207	90,534
	1/1/2017 – 12/31/2019	—	—	2,006	56,630
	1/1/2018 – 12/31/2020	—	—	2,515	70,999

(1)
This column represents restricted stock awards. Restricted awards vest over one to four years from date of grant.

(2)
This column represents performance share unit awards. The performance-based shares ultimately received by an NEO are based upon the achievement of specific goals. The actual payout of shares, if any, will be determined by a non-discretionary formula which measures the Company’s performance over a three-year period and is subject to approval by the Company’s Compensation Committee in its sole discretion for such three-year periods.

(3)
The market value of the stock awards that have not vested, as shown in the above table, was determined based on the per share closing price of the Company’s common stock on December 31, 2018 ($28.23). The shares subject to performance vesting are reported in this table at the target level of achievement in accordance with the SEC rules.

Stock Option Exercises and Stock Vested in 2018
The following table provides information that is intended to enable investors to understand the value of the equity realized by the NEOs upon the vesting of stock during the most recent fiscal year. None of the NEOs exercised any options during 2018.

OPTION EXERCISES AND STOCK VESTED IN 2018
	Restricted Stock Awards		Performance Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John C. Asbury	3,778	130,719	—	—
Robert M. Gorman	5,842	205,583	3,944	152,396
Maria P. Tedesco	—	—	—	—
David V. Ring	549	18,995	—	—
M. Dean Brown	6,222	208,322	—	—
The value realized is the gross number of shares that vested multiplied by the closing stock price of the Company’s common stock on the date of vesting. For purposes of this table, where a vesting date was a non-business day, the Company’s common stock closing price on the business day prior to the vesting date was used.
Deferred Compensation Plans
The Company offers a nonqualified deferred compensation plan administered by the Virginia Bankers Association (“VBA”) Benefits Corporation under which eligible executives and non-employee directors may elect annually to defer compensation paid to them by the Company. The VBA’s nonqualified deferred compensation plan is a defined contribution plan under which contributions are posted to the participant’s account and the account is credited with earnings commensurate with the elected investments. These investments are held in a “rabbi trust” administered by the VBA Benefits Corporation. The funds are to be held in the rabbi trust until such time as the executive or director is entitled to receive a distribution. During 2018, none of the current NEOs participated in or had an account balance in the nonqualified deferred compensation plan.
Retirement Plans
The Company does not participate in a defined benefit retirement plan; however, the Company does have a defined contribution plan for all eligible employees, including the members of the Executive Group. This plan is known formally as the Union Bankshares Corporation 401(k) Profit Sharing Plan, or informally as the 401(k) Plan. All members of the Executive Group currently participate in the 401(k) Plan. Each NEO participant is fully vested in his or her own contributions to the 401(k) Plan. The Company provides discretionary matching contributions to plan participants. The Company’s matching contributions are fully vested after two years.
Post-employment Compensation
As discussed in the Compensation Discussion and Analysis above, each of Messrs. Asbury and Gorman have entered into an employment agreement and a management continuity agreement or “change in control” agreement with the Company, as the same may have been amended or restated. In addition, Messrs. Brown and Ring and Ms. Tedesco are eligible to receive benefits under the Executive Severance Plan. The following table provides the estimated potential payments that would be due to each of the executives under certain termination scenarios, if termination had occurred as of December 31, 2018. Under no current scenario will any executive officer be entitled to a tax gross-up provision if his or her parachute payment exceeds IRS limits.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name	Benefit	Before Change in Control Termination Without Cause or for Good Reason	After Change in Control Termination Without Cause or for Good Reason	Death Benefits	Disability Benefits(1)
John C. Asbury	Post-Termination Compensation	$2,141,404	$3,707,212	$339,625	$—
	Early vesting of Restricted Stock	—	730,282	730,282	730,282
	Health care benefits continuation	15,312	15,312	7,656	7,656
	Early vesting of Performance Stock	—	1,156,950	704,313	704,313
	Total Value	$2,156,716	$5,609,756	$1,781,876	$1,442,251
Robert M. Gorman	Post-Termination Compensation	$1,031,820	$1,554,280	$192,648	$—
	Early vesting of Restricted Stock	—	378,084	378,084	378,084
	Health care benefits continuation	7,656	15,312	—	7,656
	Early vesting of Performance Stock	—	285,998	194,505	194,505
	Total Value	$1,039,476	$2,233,674	$765,237	$580,245
Maria P. Tedesco	Post-Termination Compensation	$450,000	$900,000	$—	$—
	Early vesting of Restricted Stock	—	—	—	—
	Health care benefits continuation	7,656	15,312	—	—
	Early vesting of Performance Stock	13,599	244,782	13,599	13,599
	Total Value	$471,255	$1,160,094	$13,599	$13,599
David V. Ring	Post-Termination Compensation	$609,076	$1,218,152	$—	$—
	Early vesting of Restricted Stock	123,534	123,534	123,534	123,534
	Health care benefits continuation	7,656	15,312	—	—
	Early vesting of Performance Stock	25,652	76,955	25,652	25,652
	Total Value	$765,918	$1,433,953	$149,186	$149,186
M. Dean Brown	Post-Termination Compensation	$550,127	$1,100,254	$—	$—
	Early vesting of Restricted Stock	274,621	274,621	274,621	274,621
	Health care benefits continuation	7,656	15,312	—	—
	Early vesting of Performance Stock	151,953	218,161	151,953	151,953
	Total Value	$984,357	$1,608,348	$426,574	$426,574

(1)
In addition to the amounts shown, each of the NEOs would be eligible upon disability to receive a maximum annual long-term disability benefit of  $180,000 under the Union Bankshares Corporation Long Term Disability Plan.

CEO COMPENSATION PAY RATIO
The additional information below describes the relationship of the CEO’s annual total compensation to the annual total compensation of a median employee of the Company as required by SEC rules.
There has been no change in our employee population or compensation arrangements that the Company believes would significantly impact this disclosure and, therefore, the same median employee is being used as was used in our 2018 proxy statement. The impact of the Xenith acquisition during 2018 on the Company’s employee population was considered, and it was determined that the distribution and compensation of the employees across the jobs within the Company was not significantly altered as a result of the acquisition and thus there would be no impact on the selection of the median employee.
The following approach was previously utilized to identify the median of the annual total compensation of all of the Company’s employees, other than the CEO. As of December 31, 2017, the Company’s employee population consisted of approximately 1,467 individuals with 100% of the individuals located in the United States. This population consisted of all of the Company’s full-time and part-time employees. The median of the annual total compensation of all employees (excluding the CEO) was determined by looking at the total of all salaries, wages, bonuses, and all other earnings as reported in the payroll records of the Company from January 1, 2017 to December 31, 2017. Using this compensation measure, which was consistently applied to all employees, the median employee of the Company was identified.
The 2018 annual total compensation of the median employee was determined by adding together the same components of compensation that are required to be included in the 2018 Summary Compensation Table included herein for the CEO and other NEOs.
The comparison of the annual total compensation of the median employee as described above to the annual total compensation of the CEO as reported in the “Total” column of the Summary Compensation Table included herein results in the following:
•
The annual total compensation of the median employee for 2018 was $45,686.

•
The annual total compensation of Mr. Asbury, the CEO, for 2018 was $2,332,504.

•
The ratio of the annual total compensation of the median employee to the CEO is 1:51.

This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
DISCLOSURE OF CERTAIN LEGAL PROCEEDINGS
Each of the Company’s directors and executive officers has certified that for a period of the preceding ten years he has not been involved in any legal proceedings that could reflect on his competence and integrity to serve as a director or executive officer, or in any of the below-described legal proceedings: any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity; any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement of such actions; and, any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.
INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS
The charter of the Company’s Audit Committee requires that the Audit Committee approve all transactions between the Company or any of its affiliates involving a director or executive officer for any potential conflict of interest. In connection with the Audit Committee’s review, it is advised of the material facts relating to the transaction and makes a determination whether it is in the best interests of the Company to engage in the transaction.
Certain directors and officers of the Company and its subsidiaries and members of their immediate families, and corporations, partnerships and other entities with which such persons are associated, are customers of the Company’s wholly owned bank subsidiary, Union Bank & Trust, and until October 31, 2018, its mortgage subsidiary, Union Mortgage Group, Inc.; or its registered investment advisers, Old Dominion Capital Management, Inc. (and its subsidiary, Outfitter Advisors, Ltd.), Dixon, Hubard, Feinour & Brown, Inc. and Capital Fiduciary Advisors, LLC. As such, these persons engaged in transactions with the Company and its subsidiaries in the ordinary course of business during 2018 and will have additional transactions with these companies in the future. All loans extended and commitments to lend by Union Bank & Trust to such persons have been made in the ordinary course of business upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and do not involve more than the normal risk of collection or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Pursuant to Section 16(a) of the Exchange Act, directors, certain officers, and beneficial owners of greater than 10% of the Company’s common stock are required to file reports with the SEC indicating their holdings of and transactions in the Company’s common stock. To the Company’s knowledge, these insiders of the Company complied with all SEC filing requirements during 2018, except for: one late filing on Form 4 by each of Mr. Armstrong, Mr. Bilko, Mr. Gorman and Mr. Ring and Ms. Lagatta.
OTHER MATTERS
As of the date of this proxy statement, the Board of Directors of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with the recommendation of the Board of Directors.
SHAREHOLDER PROPOSALS
In order for a shareholder proposal to be considered for possible inclusion in the 2020 proxy statement, it must comply with SEC Rule 14a-8 and be received by the Company on or before November 21, 2019. To be considered for presentation at the 2020 annual meeting of shareholders, although not included in the Company’s proxy statement, notice of such proposal must comply with the Company’s bylaws and must be received by the Company on or before February 19, 2020. All shareholder proposals should be sent to the attention of the Company’s Corporate Secretary, Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219. The proxy solicited by the Board for the 2020 annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by this deadline, in writing delivered to the Company’s Corporate Secretary.
ADDITIONAL INFORMATION
“Householding” of Proxy Materials.   The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement (with separate proxy cards for each shareholder sharing the same address) to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You may notify the Company by sending a written request to the Company’s Corporate Secretary, Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219.
Annual Report to Shareholders.   The Company’s 2018 Annual Report to Shareholders, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (without exhibits), as filed with the SEC, is being mailed with this proxy statement to those shareholders that receive a copy of the proxy materials in the mail. For those shareholders that received the Notice of Internet Availability, this proxy statement and the 2018 Annual Report to Shareholders are available at: http://www.edocumentview.com/UBSH. You may also obtain a copy of the Company’s 2018 Annual Report to Shareholders, without charge, by sending a written request to: Corporate Secretary, Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219. The Company will provide copies of the exhibits to the Annual Report on Form 10-K for the year ended December 31, 2018 upon receipt of a request addressed to the Corporate Secretary and payment of a reasonable fee.

DIRECTIONS TO THE WESTIN RICHMOND
6631 West Broad Street
Richmond, Virginia 23230
From the East (Richmond Airport, Williamsburg, Virginia Beach)
•
Take I-64 West to I-95 North.

•
Exit #79 to Charlottesville/I-64 W.

•
Exit Broad Street East (Exit 183b).

•
Turn Right At The First Traffic Light To The Hotel Entrance.

From The North (New York, Pennsylvania, Boston)
•
Take I-95 South To I-64 West (Exit 79).

•
Do Not Take the Interstate 295 Bypass.

•
Exit Broad Street East (Exit 183b).

•
Turn Right at the First Traffic Light to the Hotel Entrance.

From The South (North Carolina, South Carolina, Florida)
•
Take I-95 North to I-64 West (Exit 79).

•
Do Not Take the Interstate 295 Bypass.

•
Exit Broad Street East (Exit 183b).

•
Turn Right at the First Traffic Light to the Hotel Entrance.

From The West (West Virginia, Charlottesville)
•
Follow I-64 East.

•
Take the Broad Street East Exit.

•
Turn Right at the First Traffic Light to the Hotel Entrance.

01 - John C. Asbury05 - Daniel I. Hansen02 - L. Bradford Armstrong06 - Jan S. Hoover03 - Michael W. Clarke07 - W. Tayloe Murphy, Jr.For Withhold For Withhold For Withhold1 U P X01 - F. Blair WimbushFor Withhold04 - Patrick E. CorbinFor WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03003B++Proposals — The Board of Directors of Union Bankshares Corporation (the “Company”) recommends a vote FOR all nomineeslisted in Proposals 1 and 2 and FOR Proposals 3, 4, 5 A and 6. The proposals are as follows:3. To amend the Company's articles of incorporation to change theCompany's name to “Atlantic Union Bankshares Corporation”;4. To amend the Company's articles of incorporation to increase thenumber of authorized shares of the Company's common stock;1. To elect seven Class II directors to serve until the 2022 annual meeting of shareholders, or until their mandatory retirement date, whichever date is earlier:For Against AbstainqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2019 Annual Meeting Proxy CardFor Against Abstain2. To elect one Class I director to serve until the 2021 annual meeting of shareholders:5. To ratify the appointment of Ernst & Young LLP as theCompany's independent registered public accounting firm forthe year ending December 31, 2019;6. To approve, on an advisory (non-binding) basis, the Company’sexecutive compensation; and7. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/UBSHor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/UBSHPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 1:00am, Eastern Time, onMay 2, 2019.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/UBSHAnnual Meeting of Shareholdersto be held May 2, 2019This Proxy is solicited by the Board of Directors of Union Bankshares Corporation.John C. Asbury and Rachael R. Lape, or either of them (each, a “Proxy”), with full power to act alone, the true and lawful attorneys-in-fact of the signingshareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which suchshareholder would possess if personally present at the Annual Meeting of Shareholders of Union Bankshares Corporation to be held on May 2, 2019 or at anypostponements or adjournments thereof.Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxieswill have authority to vote FOR all nominees listed in Proposals 1 and 2 and FOR Proposals 3, 4, 5 and 6.The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2019 Annual Meeting ofShareholders and any postponements or adjournments thereof.(Items to be voted appear on reverse side)Proxy — Union Bankshares CorporationqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held May 2, 2019.The materials are available at: www.envisionreports.com/UBSH2019 Annual Meeting Admission Ticket2019 Annual Meeting of Shareholders of Union Bankshares CorporationMay 2, 2019, 10:00am Eastern TimeThe Westin Richmond6631 West Broad StreetRichmond, Virginia 23230Upon arrival, please present this admission ticket and photo identification at the registration desk.

01 - John C. Asbury05 - Daniel I. Hansen02 - L. Bradford Armstrong06 - Jan S. Hoover03 - Michael W. Clarke07 - W. Tayloe Murphy, Jr.For Withhold For Withhold For Withhold1 U P X01 - F. Blair WimbushFor Withhold04 - Patrick E. CorbinFor WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03005B++1. To elect seven Class II directors to serve until the 2022 annual meeting of shareholders, or until their mandatory retirement date, whichever date is earlier:For Against AbstainqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting ESOP Voting CardFor Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Proposals — The Board of Directors of Union Bankshares Corporation (the “Company”) recommends a vote FOR all nomineesA listed in Proposals 1 and 2 and FOR Proposals 3, 4, 5 and 6. The proposals are as follows:3. To amend the Company's articles of incorporation to change theCompany's name to “Atlantic Union Bankshares Corporation”;4. To amend the Company's articles of incorporation to increase thenumber of authorized shares of the Company's common stock;2. To elect one Class I director to serve until the 2021 annual meeting of shareholders:5. To ratify the appointment of Ernst & Young LLP as theCompany's independent registered public accounting firm forthe year ending December 31, 2019;6. To approve, on an advisory (non-binding) basis, the Company’sexecutive compensation; and7. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/UBSHor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/UBSHPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 1:00am, Eastern Time, onMay 2, 2019.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/UBSHProxy — Annual Meeting ESOP Voting Card and Vote AuthorizationqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Annual Meeting of Shareholdersto be held May 2, 2019This Proxy is solicited by the Board of Directors of Union Bankshares Corporation.John C. Asbury and Rachael R. Lape, or either of them (each, a “Proxy”), with full power to act alone, the true and lawful attorneys-in-fact of the signingshareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which suchshareholder would possess if personally present at the Annual Meeting of Shareholders of Union Bankshares Corporation to be held on May 2, 2019 or at anypostponements or adjournments thereof.Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxieswill have authority to vote FOR all nominees listed in Proposals 1 and 2 and FOR Proposals 3, 4, 5 and 6.The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2019 Annual Meeting ofShareholders and any postponements or adjournments thereof.(Items to be voted appear on reverse side)Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held May 2, 2019.The materials are available at: www.envisionreports.com/UBSH2019 Annual Meeting Admission Ticket2019 Annual Meeting of Shareholders of Union Bankshares CorporationMay 2, 2019, 10:00am Eastern TimeThe Westin Richmond6631 West Broad StreetRichmond, Virginia 23230Upon arrival, please present this admission ticket and photo identification at the registration desk.